                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant / /
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Under Rule 14a-12

                               SEDONA CORPORATION
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                               [GRAPHIC OMITTED]



                               SEDONA Corporation

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            To Be Held June 28, 2000


To the Shareholders of
SEDONA Corporation:

         The Annual Meeting of Shareholders of SEDONA Corporation will be held at the Intercontinental Hotel, 111 East 48th Street (between Park and Lexington), New York, NY 10017, on June 28, 2000 at 11:00 A.M. (Local Time), for the following purposes:

         1.   To elect nine (9) directors to serve for the ensuing year; and

         2.   To approve the adoption of the 2000 Incentive Stock Option Plan;
              and

         3. To approve the adoption of the Tax-Qualified Employee Stock Purchase Plan; and

         4. To transact such other business as may properly come before the meeting.

         The Board of Directors has no knowledge of any other business to be presented or transacted at the meeting.

         Only shareholders of record on April 30, 2000 are entitled to notice of and to vote at the meeting.

                                             By Order of the Board of Directors,

                                             MICHAEL A. MULSHINE
                                             Secretary

April 30, 2000


YOU ARE CORDIALLY INVITED AND URGED TO ATTEND THE ANNUAL MEETING IN PERSON. TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY ON THE ENCLOSED CARD WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY DESIRE.

                               SEDONA Corporation
                              649 North Lewis Road
                               Limerick, PA 19468
                            ------------------------

                                 PROXY STATEMENT
                                       for
                         Annual Meeting of Shareholders
                            To be Held June 28, 2000
                             -----------------------

         This Proxy Statement, the foregoing Notice of Annual Meeting and the enclosed Form of Proxy are being sent to shareholders on or about May 15, 2000, in connection with the solicitation of proxies for use by the Board of Directors of SEDONA Corporation ("Company"), at the Annual Meeting of Shareholders of the Company ("Meeting") which will be held at the Intercontinental Hotel, 111 East 48th Street (between Park and Lexington), New York, NY 10017, on June 28, 2000 at 11:00 A.M. (Local Time), for the purposes set forth in the foregoing Notice of Annual Meeting, and at any and all adjournments or postponements thereof.

Record Date and Outstanding Stock

         The record date ("Record Date") for determining those shareholders entitled to notice of and to vote at the Meeting was April 30, 2000. At that date, the Company had outstanding 500,000 shares of Class A, Series A Preferred Stock, par value $2.00 per share ("Series A Preferred Stock"), 1,000 shares of Class A, Series B Convertible Preferred Stock, par value $2.00 per share ("Series B Preferred Stock"), 1,000 shares of Class A, Series F Convertible Preferred Stock, par value $2.00 per share ("Series F Preferred Stock"), 3,000 shares of Class A, Series G Convertible Preferred Stock, par value $2.00 per share ("Series G Preferred Stock"), 1,500 shares of Class A, Series H Convertible Preferred Stock, par value $2.00 per share ("Series H Preferred Stock") and 26,830,004 shares of Common Stock, par value $0.001 per share ("Common Stock").

Proxies

         Solicitation. Solicitation of proxies is being made by management at the direction of the Company's Board of Directors, without additional compensation, through the mail, in person or by telegraph or telephone. The cost will be borne by the Company. In addition, the Company will request brokers and other custodians, nominees and fiduciaries to forward proxy solicitation materials to the beneficial owners of shares held of record by such persons, and the Company will reimburse them for their reasonable expenses in so doing.

         Revocation. The execution of a proxy does not affect the right to vote in person at the Meeting. A proxy may be revoked by the person giving it at any time before it has been voted at the Meeting by submitting a later dated proxy or by giving written notice to the Secretary of the Company. Unless a proxy is revoked or there is a direction to abstain on one or more proposals, it will be voted on each proposal and, if a choice is made with respect to any matter to be acted upon, in accordance with such choice. If no choice is specified, the proxy will be voted as recommended by the Board of Directors.

         Signatures in Certain Cases. If a shareholder is a corporation, the enclosed proxy should be signed in its corporate name by an authorized officer and his or her title should be indicated. If stock is registered in the name of two or more trustees or other persons, the proxy must be signed by a majority of them. If stock is registered in the name of a decedent, an executor or administrator should sign the proxy, and his or her title as such should follow the signature.

Quorum and Voting

         The presence, in person or by proxy, of shareholders entitled to cast a majority of the votes which all shareholders are entitled to cast on each matter to be voted upon at the Meeting is necessary for a quorum. The favorable vote of a majority of the votes cast at the Meeting by the Series A Preferred Stock and the Common Stock, voting as a single class, is required for approval of all business which will come before the Meeting, except for the election of directors, who will be elected by at least a plurality of the votes cast at the election.

         Under the Pennsylvania Business Corporation Law, if a shareholder (including a nominee, broker or other record owner) either records the fact of abstention, in person or by proxy, or fails to vote in person and does not return a duly executed form of proxy, such action would not be considered a "vote cast," and would have no effect on the outcome of the vote with respect to voting matters. If a shareholder returns a duly executed form of proxy but has made no specifications with respect to voting matters, the persons named as proxies intend (unless instructed otherwise by the shareholder) to vote for each of the nominees for director named in this Proxy Statement, and to use their discretion in any other matters that may properly come before the Meeting.

         Holders of Series A Preferred Stock and Common Stock of record at the close of business on the Record Date will be entitled to one vote per share on all matters properly presented for shareholder approval at the Meeting. Shareholders do not have the right to cumulate their votes for the election of directors. Holders of Series B Preferred Stock, Series F Preferred Stock, Series G Preferred Stock and Series H Preferred Stock are not entitled to vote on the matters set forth herein.

Security Ownership of Management and Certain Beneficial Owners

         The following table sets forth information regarding the ownership of the Company's voting securities as of the Record Date, assuming conversion of Series A Preferred Stock into one share of Common Stock, and including options and warrants by (i) each person known by the Company to be the beneficial owner of more than five percent of any class of its voting securities, (ii) each director and executive officer, and (iii) all directors and executive officers as a group.

                                            Amount & Nature of                  Percentage of
Beneficial Owner (1)                        Beneficial Ownership (2)            Outstanding Common Stock
--------------------                        ------------------------            ------------------------
Laurence L. Osterwise                              1,171,943                         4.37%
Marco A. Emrich                                           -0-                           *
Michael A. Mulshine                                  803,130 (3)                     2.99%
David S. Hirsch                                      336,967 (4)                     1.26%
James C. Sargent                                     127,067                            *
R. Barry Borden                                       71,780                            *
Jack A. Pellicci                                      44,760                            *
Robert M. Shapiro                                     47,500                            *
James T. Womble                                        5,000                            *
Robert J. Griffin                                     89,932                            *
William K. Williams                                   33,333                            *
All Directors and Executive Officers
as a group (12 persons)                            2,731,412                        10.18%
------------------------------
* Represents one percent or less.


(1) The address of all persons listed is c/o SEDONA Corporation, 649 North Lewis Road, Limerick, PA 19468.

(2) Unless otherwise indicated, each person possesses sole voting and investment power with respect to the shares identified as beneficially owned in the table.

(3) Includes warrants to purchase 682,666 shares issued to Osprey Partners, a company owned by Mr. Mulshine.

(4) Includes 10,940 shares of Common Stock held by Mr. Hirsch's wife, as to all of such shares Mr. Hirsch disclaims beneficial ownership. Includes 51,100 shares of Common Stock held by Mr. Hirsch's children, as to all of such shares Mr. Hirsch disclaims beneficial ownership.

         The foregoing table also includes shares which the following directors and executive officers have the right to acquire within sixty days upon the exercise of options and warrants: Mr. Osterwise, 1,088,878 warrants; Mr. Mulshine, 76,095 options, 663,916 warrants; Mr. Hirsch, 112,845 options, 60,000 warrants; Mr. Sargent, 79,845 options; Mr. Borden, 71,780 options; Mr. Pellicci, 44,760 options; Mr. Shapiro, 27,500 options; Mr. Womble, 5,000 options; Mr. Griffin, 89,932 options; and Mr. Williams, 33,333 options.


                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

         At the Meeting, the shareholders will elect nine directors, each to hold office until the next Annual Meeting of Shareholders and until a successor has been elected and qualified.

         The Board of Directors has nominated for election the nine persons designated below as the Company's directors. All nominees have consented to be named and to serve if elected. If a nominee, at the time of his election, is unable or unwilling to serve, and as a result another nominee is designated, the persons named in the enclosed proxy or their substitute will have discretionary authority to vote or to refrain from voting for the other nominee in accordance with their judgment. Unless contrary instructions are given, the shares represented by the enclosed proxy will be voted "FOR" the election of Laurence
L. Osterwise, R. Barry Borden, Marco A. Emrich, Michael A. Mulshine, David S. Hirsch, Jack A. Pellicci, James C. Sargent, Robert M. Shapiro and James T. Womble.

        THE BOARD RECOMMENDS A VOTE FOR EACH OF THE NOMINEES FOR DIRECTOR

Nominees
                                    Director
Name                       Age      Since            Position with the Company
----                       ---      -----            -------------------------

Laurence L. Osterwise      52       1996             Chairman of the Board and Director (1)
R. Barry Borden            60       1996             Vice Chairman of the Board and Director (1)
Marco A. Emrich            47       1999             President, Chief Executive Officer and Director
Michael A. Mulshine        60       1985             Secretary and Director (2)
David S. Hirsch            64       1992             Director (1) (2)
Jack A. Pellicci           61       1996             Director
James C. Sargent           84       1992             Director (2)
Robert M. Shapiro          54       1998             Director
James T. Womble            57       1999             Director
--------------------

(1)  Member of the Compensation Committee of the Board of Directors.

(2)  Member of the Audit Committee of the Board of Directors.

Background

         The business experience, principal occupation and employment of the nominees have been as follows:

         Laurence L. Osterwise was appointed Chairman of the Board in September 1999, after having been Chief Executive Officer, President and a Director of the Company since April 1997. Mr. Osterwise came to the Company in November 1996 as its Chief Operating Officer and President of Sedona GeoServices, Inc., a subsidiary. Before joining the Company, he was President of the Communications Division of General Instrument Corporation, now a division of Motorola. Prior to joining General Instrument, Mr. Osterwise was with IBM Corporation for 25 years, where he held positions as President of Production Industries, U.S. Vice President and Corporate Director of Market Driven Quality, and IBM Rochester General Manager and Director of Application Business Systems. Under his leadership, IBM Rochester was awarded the Malcomb Baldridge National Quality Award. Mr. Osterwise received a BS in Mathematics from Duke University in 1969 and an MS in Computer Sciences from Syracuse University in 1973.

         R. Barry Borden, Vice Chairman of the Board since September 1999, was Chairman and a Director of the Company since June 1996. He has founded and managed businesses in the computer hardware and software industry for the past 30 years. Since August 1997, he has served as President of Nettech Systems, Inc., a supplier of software for wireless data communications. Prior to that he has served as Chairman and CEO of Mergent International, a supplier of software for data security on PC Desktops and enterprise wide networks.

         Mr. Borden also serves on the Board of Directors of FASTNET, Corporation, an Internet Software Service provider and AM Communications, a provider of monitoring systems for Cable TV companies. Since 1984, Mr. Borden has been President of LMA Group Inc., a general management consulting firm. From 1968 to 1980, Mr. Borden was the founder, President and CEO of Delta Data Systems, a CRT Terminal manufacturer, and from 1981 to 1984 he was founder, Chairman and CEO of Franklin Computer Corp., a manufacturer of microcomputers. In 1989 he served as President and CEO of Cricket Software, Inc., a supplier of graphics software. Mr. Borden received a BSEE degree from the University of Pennsylvania in 1961.

         Marco A. Emrich has been Chief Executive Officer, President and a Director of the Company since September 1999. He has over 20 years of software industry experience. Most recently, he served as President and CEO of Cambridge-based e-commerce application service provider Empresa Inc. Prior to joining Empresa Inc., Mr. Emrich was President, CEO and Chairman of CenterLine Software, Inc., where he created and launched a web-based application that enables businesses to monitor, manage and report on network-centric or multi-tier distributed business applications. Prior to CenterLine, he held positions as Senior Director of Cincom Systems, Inc.'s Advanced Technology Group and Manager, NAS Information Network Technology at Digital Equipment Corporation. Mr. Emrich holds a Bachelor's degree in Electrical Engineering with specialization in Systems Engineering.

         Michael A. Mulshine has been a Director and Secretary of the Company since May 1985 and has been associated with the Company on a management consulting basis since 1979. He has been the President of Osprey Partners, a management consulting firm, since 1977. In addition, he is a Director of VASCO Data Security International, Inc., a leading provider of Internet and computer network hardware and software security solutions for financial institutions, industry and government. Mr. Mulshine received a BSEE degree from the Newark College of Engineering in 1961.

         David S. Hirsch, a Director of the Company since January 1992, retired in 1991 from Schroder & Co., Incorporated and its predecessor firms where he was a principal during the five years preceding his retirement. Mr. Hirsch received a BA degree from Cornell University in 1957 and a MBA degree from Harvard University in 1959.

         Jack A. Pellicci, a Director of the Company since October 1996, is Oracle Corporation's Vice President of Global Service Industries where he is responsible for knowledge management, strategy, market development and spatial solutions for Oracle's major service industries -- Health, Financial Services, Communications, Utilities and Public Services, in over 140 countries. Prior to joining Oracle in 1992, Mr. Pellicci retired as a Brigadier General with 30 years in the U.S. Army, where he was the Commanding General of the Personnel Information Systems Command. Mr. Pellicci is a member of the Board of Directors of the Open GIS Consortium (OGC), an organization of over 70 commercial, governmental, and educational entities dedicated to open systems approaches to geoprocessing. He is also a member of the Board of Directors of OGETA Services, the Fairfax

County Chamber of Commerce and the United Services Organization (USO). He currently serves as a Corporate Fellow for the National Governors Association. He is a graduate of the U.S. Military Academy at West Point with a Bachelor of Engineering degree, and received a Master of Mechanical Engineering degree from Georgia Institute of Technology.

         James C. Sargent, a Director of the Company since January 1992, is Counsel to the law firm of Opton, Handler, Gottlieb, Fieler & Katz, and is counsel to Abel Noser Corporation, a member of the New York Stock Exchange. He was previously a partner and counsel to Whitman Breed Abbott & Morgan, LLP. He was New York Regional Administrator from 1955 to 1956, and Commissioner of the Securities and Exchange Commission from 1956 to 1960.

         Robert M. Shapiro, a Director of the Company since November 1998, is Vice President of Global Sales and Business Development for Autoweb.com, a major online automotive retailer. From 1995 to 1997 Mr. Shapiro was Senior Vice President of R. L. Polk & Company, a privately owned $400 million global information services company, where he directed worldwide marketing, product management, and business development activities for all software products sold to the transportation, insurance, finance, retail, fundraising, and publishing industries. Prior to joining R. L. Polk, Mr. Shapiro was Senior Vice President, Commercial Marketing for Prodigy, where he created the first commercially viable interactive service including product positioning and branding. He is noted as a pioneer in building online business-to-consumer commercial sites. Prior to joining Prodigy, Mr. Shapiro gained his early marketing and sales experience during seventeen years with IBM Corporation and Proctor & Gamble. Mr. Shapiro served on the board of Directors of Blackburn Polk Marketing Services of Canada, and Carfax, USA. He received his BA degree from the University of San Diego in 1967.

         James T. Womble, a Director of the Company since April 1999, has been a Director of Acxiom Corporation since 1975, and is Division Leader of its Financial Services Division. This division has locations in Conway and Little Rock, Arkansas, Chicago, Phoenix, and Memphis and manages relationships around the world with Acxiom's clients in the credit card, retail banking and insurance industries. Prior to joining Acxiom, Mr. Womble worked for IBM as a systems engineer and marketing representative. He holds a degree in civil engineering from the University of Arkansas.

Board and Committee Meetings

         The Board of Directors held twelve (12) meetings in 1999. During 1999, each incumbent director attended at least 75% of the aggregate of (1) the total number of meetings of the Board during the period for which such incumbent was a director, and (2) the total number of meetings held by all committees on which such incumbent served.

         The Board of Directors has a Compensation Committee, Audit Committee, Finance Committee, Strategic Direction Committee, and a Nominating Committee. The Compensation Committee is responsible for developing and executing plans for the compensation of the executive officers, including the CEO of the Company. Additionally, the Compensation Committee has administered the SEDONA Corporation 1992 Long-Term Incentive Plan, as amended (the "1992 Plan") and will administer the 2000 Incentive Stock Option Plan (the "2000 Plan") which will replace the 1992 Plan, effective June 28, 2000, including the determination, subject to the 1992 and 2000 Plan's provisions, of the individuals eligible to receive awards, the individuals to whom awards should be granted, the nature of the awards to be granted, the number of awards to be granted, the exercise price, vesting schedule, term, and all other conditions and terms of the awards to be granted. This committee met one (1) time during 1999. The Audit Committee meets with the Company's independent certified public accountants, Ernst & Young LLP, to review the scope and results of auditing procedures and the Company's accounting procedures and controls and met three (3) times in 1999. The Strategic Direction Committee is responsible for the development and presentation of strategic growth plans and initiatives to the Board of Directors for consideration. The Finance Committee was made a regular Committee of the Board of Directors on March 28, 2000. The Nominating Committee was formed by resolution of the Board of Directors in 1998.

Compensation of Directors

         Under the 1992 Plan, on the first business day of January 1998 and on the first business day of January in each succeeding year, each non-employee director of the Company will receive a grant of an option to purchase shares of Common Stock at the then-current Fair Market Value as determined in accordance with the 1992 Plan, as follows: an option to purchase 15,000 shares of Common Stock for service to the Board during the preceding year, plus an option to purchase 2,500 shares of Common Stock for serving as the Chairman of the Board or Chairman of a Committee of the Board during the preceding year. However, if a director shall become eligible for an option grant after the first regularly scheduled meeting of the Board during any calendar year, the Compensation Committee shall determine the size of such option grant by multiplying 15,000 shares (and/or 2,500 shares) by a fraction which is determined by dividing the number of regularly scheduled Board meetings remaining in the calendar year by six. The non-employee directors were issued the following option grants in January 2000 for service to the Board in 1999: Mr. Borden, 20,000 shares; Messrs. Hirsch, Mulshine, and Pellicci, 17,500 shares; Messrs. Sargent, Shapiro, and Womble, 15,000 shares.

         In addition, under the terms of the 1992 Plan, any new director who has been elected to the Board was granted an option to purchase 25,000 shares of Common Stock at the then-current Fair Market Value as determined in accordance with the 1992 Plan. The shares underlying these options will vest at the rate of 5,000 shares per year for five years, commencing on the first anniversary date of his election to the Board and on each subsequent anniversary thereafter. In the future, upon ratification of the 2000 Plan at this Meeting, the Compensation Committee of the Board of Directors will determine the number of options that Directors will receive for service to the Board and upon being elected to serve as a Director.

         Further, commencing in 1998, on or before January 31 in each year, each non-employee director will receive an annual retainer of $5,000 as cash compensation for his services as a director for the preceding year. Also, each non-employee director will receive $500 for attendance at each Board and committee meeting, with multiple meetings held on the same day to count as one. These amounts shall be subject to annual review and possible adjustment at the discretion of the Board.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS
Compensation

         The following table sets forth certain summary information concerning compensation for services in all capacities awarded to, earned by or paid to, the Company's Chief Executive Officer and the other most highly compensated officers of the Company, whose aggregate cash and cash equivalent compensation exceeded $100,000 (the "Named Officers"), with respect to the last three fiscal years.

                                                                  Long Term             All Other
                                Annual Compensation               Compensation          Compensation (1)
                                -------------------               ------------          ------------
                                                                  Stock Option/
Name and                                                             Warrant
Principal Position           Year       Salary         Bonus       Awards (shares)
------------------           ----       ------         -----       --------------
Laurence L. Osterwise        1999       $      -        $-             400,000           $   -
 Chairman of the Board       1998       $ 38,078        $-             300,000           $   -
                             1997       $121,154        $-             250,000           $   -

Marco A. Emrich              1999       $ 63,173        $-             725,000           $   -
 President and Chief
  Executive Officer

Robert J. Griffin            1999       $160,426        $-             100,000           $   -
 Vice President              1998       $198,330        $-              50,000           $   -
                             1997       $ 37,500        $-              50,000           $   -
------------------

(1) In fiscal year 1999, no executive officer received prerequisites or other personal benefits, securities or property as a portion of the executive officer's salary and bonus.

Certain Employment Agreements

         On September 15, 1999, the Company entered into an Employment Agreement with Marco A. Emrich, its Chief Executive Officer and President (the "CEO Agreement"). The CEO Agreement has a term of two years and three months. Compensation during this period will be $225,000 as base annual salary plus additional compensation as directed by the Board of Directors. Mr. Emrich can also earn up to $100,000 in the form of cash bonus for years 2000 and 2001, subject to quarterly measurements. In addition Mr. Emrich was granted 200,000 options and 175,000 warrants with a strike price of $2.50, which will vest over 4 years at 25% per year. He also was granted 350,000 warrants with a strike price of $2.50 with a four year "cliff vest" provision, and certain acceleration provisions based on stock price performance. In the event of "Change of Control" within 12 months there will be a 33% acceleration of unvested Options/warrants; and 50% acceleration after the first 12 months. If such termination had occurred on December 31, 1999, the Company would have been obligated to pay Mr. Emrich $225,000.

         The termination remuneration described above is not payable in the event of termination for cause.

Option/Warrant Grants

         The following table sets forth certain information concerning options/warrants granted to the Named Officers, and additional information concerning such grants of stock options/warrants during fiscal year 1999. No stock appreciation rights have been granted by the Company.

                                     Percentage
                                      of Total                                       Potential Realizable
                                      Options/                                         Value at Assumed
                                      Warrants                                          Annual Rates of
                         Option/     Granted to        Exercise                            Stock Price
                        Warrant     Employees in       Price          Expiration          Appreciation for
     Name                Grants     Fiscal year 1999   (per share)      Date          Option/Warrant Terms (1)
     ----                ------     ----------------   -----------      ----          ------------------------
                                                                                            5% ($)            10% ($)
                                                                                            ------            -------
Laurence L. Osterwise   400,000       25.0%            $ 2.19         12/31/08          $1,399,210         $2,546,128

Marco A. Emrich         725,000       37.1%            $ 2.25          8/31/09          $2,350,653         $4,592,648

William K. Williams      50,000        2.6%            $ 1.35          4/21/09          $  203,422         $  350,512

Robert J. Griffin       100,000        5.1%            $ 1.35          4/21/09          $  406,845         $  701,024


Option Exercises and Fiscal Year-End Values

         The following table sets forth certain information as of December 31, 1999, regarding the number and year-end value of unexercised stock options held by each of the Named Officers. No stock appreciation rights have been granted by the Company.

                                                                    Number of                        Value of Unexercised
                                                          Unexercised Options/Warrants           In-the-Money Options/Warrants
                      Shares Acquired       Value             at December 31, 1999                   at December 31, 1999 (1)
      Name             on Exercise (#)   Realized ($)    Exercisable      Unexercisable       Exercisable          Unexercisable
      ----             ---------------   ------------    -----------      -------------       -----------          -------------

Laurence L. Osterwise      - 0 -          $   - 0 -        1,038,888          300,000         $794,777                $375,000

Marco A. Emrich            - 0 -          $   - 0 -               -0-         725,000         $     -0-               $862,750

William K. Williams        - 0 -          $   - 0 -           16,667           83,333         $  21,334               $147,166

Robert J. Griffin          - 0 -          $   - 0 -           65,000          135,000         $  84,563               $240,437
----------------------------

(1) Based on the closing price of the Common Stock as reported on the Nasdaq SmallCap Market on December 31, 1999 ($3.44), net of the option/warrant exercise price.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee of the Company's Board of Directors (the "Compensation Committee") is responsible for recommending compensation policies with respect to the Company's executive officers, and for making decisions about awards under the Company's stock-based compensation plans. Each member of the Compensation Committee is a "non-employee director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Act"), and an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code. This report addresses the Company's compensation policies for 1999 as they affected the Chief Executive Officer and the Company's other executive officers, including the Named Officers.

Compensation Policies

         The Compensation Committee's executive compensation policies are designed to provide competitive compensation opportunities, reward executives consistent with the Company's performance, recognize individual performance and responsibility, underscore the importance of shareholder value creation, and assist the Company in attracting and retaining qualified executives. The principal elements of compensation employed by the Compensation Committee to meet these objectives are base salaries, annual cash incentives, and long-term stock-based incentives.

         All compensation decisions are determined following a review of many factors that the Compensation Committee believes are relevant, including external competitive data, the Company's achievements over the past year, the individual's contributions to the Company's success, any significant changes in role or responsibility, and the internal equity of compensation relationships.

         In general, the Compensation Committee intends that the overall total compensation opportunities provided to the executive officers should reflect competitive compensation for executives with corresponding responsibilities in comparable firms providing similar products and services. To the extent determined to be appropriate, the Compensation Committee also considers general economic conditions, the Company's financial performance, and the individual's performance in establishing the compensation opportunities for the executive officers. Total compensation opportunities for the executive officers are adjusted over time as necessary to meet this objective. Actual compensation earned by the executive officers reflects both their contributions to the Company's actual shareholder value creation and the Company's actual financial performance.

         The competitiveness of the Company's total compensation program - including base salaries, annual cash incentives, and long-term stock-based incentives - is assessed with the assistance of the Compensation Committee's outside compensation consultant. Data for external comparisons may be drawn from a number of sources, including the publicly available disclosures of selected comparable firms with similar products and national compensation surveys of information technology firms of similar size.

         To present a reasonable comparison of the Company's performance versus its peers, the Board of Directors has determined that it would employ two indexes in the Comparative Stock Performance section of this Proxy Statement;
(i) the NASDAQ-US Index, and (ii) the NASDAQ Computer & Data Processing Index, since there is no one index that exactly matches the Company's business. As the Company progresses with its business development plans, many of the firms in these indexes will be employed in the peer group to be used by the Compensation Committee to assess the external competitiveness of compensation levels.

         While the targeted total compensation levels for the executive officers are intended to be competitive, compensation paid in any particular year may be more or less than the average, depending upon the Company's actual performance.

Base Salary

         Base salaries for all executive officers, including the Chief Executive Officer, are reviewed by the Compensation Committee on an annual basis. In determining appropriate base salaries, the Compensation Committee considers external competitiveness, the roles and responsibilities of the individual, the internal equity of compensation relationships, and the contributions of the individual to the Company's success.

Annual Cash Incentive Opportunities

         The Compensation Committee believes that executives should be rewarded for their contributions to the success and profitability of the Company and, as such, approves the annual cash incentive awards. Incentive awards are linked to the achievement of revenue and net income goals by the Company and/or specific business units, and the achievement by the executives of certain assigned objectives. The individual objectives set for executive officers of the Company are generally objective in nature and include such goals as revenue, profit and budget objectives, and increased business unit productivity. The Compensation Committee believes that these arrangements tie the executive's performance closely to key measures of success of the Company or the executive's business unit. All executive officers, including the Chief Executive Officer, are eligible to participate in this program. There were no annual cash incentive award payments made by the Company in 1999.

Long-Term Stock-Based Incentives

         The Compensation Committee also believes that it is essential to link executive and shareholder interests. As such, from time to time the Compensation Committee grants stock options to executive officers and other employees under the 1992 Plan. In determining actual awards, the Compensation Committee considers the externally competitive market, the contributions of the individual to the success of the Company, and the need to retain the individual over time. All executive officers, including the Chief Executive Officer, are eligible to participate in this program.

         Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation over $1,000,000 paid to its Named Officers. Qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. Although no Named Officer received compensation exceeding this limit in 1999, the Company has limited the number of shares of Common Stock subject to options which may be granted to Company employees in a manner that complies with the performance-based requirements of Section 162(m). While the Compensation Committee does not currently intend to qualify its annual incentive awards as a performance-based plan, it will continue to monitor the impact of Section 162(m) on the Company.

                                                       Respectfully submitted,

                                                       R. Barry Borden, Chairman
                                                       David S. Hirsch
                                                       Laurence L. Osterwise

Compensation Committee Interlocks and Insider Participation

         The current members of the Company's Compensation Committee are Messrs.
R. Barry Borden, David S. Hirsch, and Laurence L. Osterwise. No executive officer of the Company has served as a director or member of the Compensation Committee (or other committee serving an equivalent function) of any other entity, whose executive officers served as a director of or member of the Compensation Committee of the Company.

Beneficial Ownership Compliance

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who beneficially own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commissions ("Commission"), and The Nasdaq Stock Market, Inc. Directors, executive officers and beneficial owners of more than 10% of the outstanding shares of Common Stock are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms that they file. Based solely on review of the copies of such forms or written representations that no reports on Form 5 were required, the Company believes that for the year period ended December 31, 1999, all of its directors, executive officers and greater than 10% beneficial owners complied with Section 16(a) filing requirements applicable to them.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         In March 1999, the Board of Directors ratified a Consulting Agreement with Osprey Partners, a company that is owned by Michael A. Mulshine. Under that agreement, Osprey was to provide services to the Company with regard to shareholder and investor relations activities and for management consulting services. Under the agreement Osprey was issued warrants to purchase up to 72,000 shares of Common Stock, with such warrants to vest at the rate of 6,000 shares on the first of each month for the twelve months starting January 1, 1999, and such warrants to be exercisable for up to ten years at an exercise price of $2.50 per warrant. It is management's belief that the levels of compensation for services provided were favorable to the Company and were reasonably below market rates for such services.

                          COMPARATIVE STOCK PERFORMANCE

         The graph below compares the cumulative total stockholder return on the Common Stock of the Company for the period from December 31, 1994 through December 31, 1999 with the cumulative total return on (i) the "NASDAQ-US Index", and (ii) the "NASDAQ Computer & Data Processing Index." The comparisons assume the investment of $100 on December 31, 1994 in the Common Stock and in each of the indices and, in each case, assumes reinvestment of all dividends. The Company has not paid any dividends on its Common Stock and does not intend to do so in the foreseeable future. The performance graph is not necessarily indicative of future performance.

_______________________________________________________________________________________________________________
                                          12/31/94    12/31/95   12/31/96    12/31/97   12/31/98    12/31/99
_______________________________________________________________________________________________________________
SEDONA Corporation                         100.00      566.61     780.00      546.77     506.67      733.44
_______________________________________________________________________________________________________________
NASDAQ-US Index                            100.00      141.33     173.89      213.07     300.25      542.43
_______________________________________________________________________________________________________________
NASDAQ Computer & Data Processing Index    100.00      152.28     190.30      230.88     411.98      907.96
_______________________________________________________________________________________________________________







                               [GRAPHIC OMITTED]

                                   PROPOSAL 2
                           APPROVAL OF ADOPTION OF THE
                        2000 INCENTIVE STOCK OPTION PLAN

         The 2000 Incentive Stock Option Plan (the "2000 Plan"), attached hereto as APPENDIX A, was adopted by the Company's Board of Directors on March 28, 2000. The 2000 Plan will, upon approval of the shareholders, replace the 1992 Long-Term Incentive Plan (the "1992 Plan") that was approved by the Company's shareholders at the 1992 Annual Meeting, and amended at the 1997 Annual Meeting of shareholders. The 1992 Plan will be terminated upon approval of the 2000 Plan.

General

As discussed above in the "Compensation Committee Report on Executive Compensation," the Company's stock option plan has been an important means by which the Company ties the compensation of executive officers to the performance of the Company. Significant changes included in the 2000 Plan will include:

         - Reserving 15% of the outstanding shares for awards that may be outstanding at any one time, rather than the 3 million shares currently set aside for issuance throughout the life of the 1992 Plan.

         - To authorize restricted stock, deferred stock, stock appreciation rights ("SARs"), performance awards settleable in cash or stock, and other types of awards based on stock or factors influencing the value of stock.

         - To add provisions to the Plan so that options, SARs, and performance-based awards will qualify under Section 162(m) of the Internal Revenue Code (the "Code"), so that the Company will not lose its ability to take a tax deduction for such awards.

         - To specify obligations relating to non-competition and proprietary information that may be imposed on optionees.

The Board of Directors and the Compensation Committee believe that attracting and retaining high quality executives and others who provide services to the Company is essential to the Company's progress and success. The Company gains important advantages from a comprehensive compensation program which includes different types of incentives for motivating employees and other service providers and rewards for outstanding service. In particular, stock options have been and will continue to be an important element of the compensation program, because such awards enable executives to acquire or increase their proprietary interest in the Company, thereby promoting a closer identity of interests between them and the Company's stockholders. Such awards also provide an increased incentive for the recipient to put forth his or her maximum efforts for the success of the Company's business.

The Board and the Compensation Committee also intend that the Company's ability to claim tax deductions for compensation paid should be preserved to the greatest extent practicable. Therefore, the Company is seeking stockholder approval of the material terms of performance awards to named executives under the 2000 Plan, in order to meet a key requirement for such awards to qualify as "performance-based" compensation under Section 162(m) of the Code. Section 162(m) limits the deductions a publicly held company can claim for compensation in excess of $1,000,000 paid in a given year to certain individual executive officers (generally, the officers who are "named executive officers" in the summary compensation table in the Company's proxy statement). "Performance-based" compensation is not counted against the $1 million deductibility cap. If the 2000 Plan is approved by stockholders, performance awards intended by the Compensation Committee to qualify as "performance-based" compensation granted under the 2000 Plan will be payable only upon achievement of pre-established performance goals (subject to such additional requirements and terms as the Compensation Committee may establish). Such performance awards can be used to place strong emphasis on the building of value for all stockholders.

For purposes of Code Section 162(m), approval of the 2000 Plan will be deemed also to include approval of the eligibility of executive officers and other employees to participate, the per-person limitations described below under the caption "Shares Available and Award Limitations," and the general business criteria upon which performance objectives for performance awards are based, described below under the caption "Performance-Based Awards." Stockholder approval of general business criteria will enable performance awards to qualify under Section 162(m) until 2004. Stock options and SARs are not subject to a similar time limit under
Section 162(m). The 2000 Plan will, however, permit awards to be granted that do not qualify under Section 162(m), including after 2004.

Description of the 2000 Plan

The following is a brief description of the material features of the 2000 Plan. Such description is qualified in its entirety by reference to the full text of the Plan, a copy of which is attached to this Proxy Statement as Exhibit A.

Shares Available and Award Limitations. The 2000 Plan imposes a limit on the number of shares of Company common stock that may be subject to awards. An award relating to shares may be granted if the aggregate number of shares subject to then-outstanding awards plus the number of shares subject to the award being granted do not exceed 15% of the number of shares issued and outstanding immediately prior to the grant. For this purpose, an option is "outstanding" until it is exercised and any other award is "outstanding" in the calendar year in which it is granted and for so long thereafter as it remains subject to any vesting condition requiring continued employment. Regardless of this aggregate share limitation, the maximum number of shares that may be subject to tax-favored incentive stock options will be 5 million (subject to adjustment for extraordinary corporate events). Some types of awards, such as restricted stock, are potentially more costly to the Company than options and SARs, so the 2000 Plan limits awards other than options and SARs that may be outstanding at any time to one-third of the total number of awards that may be outstanding. Under the 2000 Plan, shares subject to an award granted in substitution for an award of a company or business acquired by the Company or a subsidiary will not count against the number of shares reserved and available.

Under the 1992 Plan, 2,087,301 shares remained available for issuance at March 31, 2000. A total of 2,044,330 shares were subject to outstanding options at that date, under the 1992 Plan and prior plans and arrangements. If the 2000 Plan were in effect at that date, the shares remaining available under the Plan plus the shares subject to outstanding options would, when issued, represent 18% of the outstanding common stock. On March 31, 2000, the average of the closing bid and asked price of the Company's common stock on the Nasdaq SmallCap Market was $7.30 per share.

In addition, the 2000 Plan includes a limitation on the amount of awards that may be granted to any one participant in a given calendar year in order to qualify awards as "performance-based" compensation not subject to the limitation on deductibility under Section 162(m) of the Code. Under this annual per-person limitation, no participant may in any year be granted share-denominated awards under the 2000 Plan relating to more than his or her "Annual Limit" for each type of award. The Annual Limit equals 1.5 million shares plus the amount of the Participant's unused Annual Limit relating to the same type of award as of the close of the previous year, subject to adjustment for splits and other extraordinary corporate events. For purposes of this limitation, options, SARs, restricted stock, deferred stock, and other stock-based awards are separate types of awards subject to a separate limitation. In the case of awards not relating to shares in a way in which the share limitation can apply, no Participant may be granted awards authorizing payment during any calendar year of an amount that exceeds his or her Annual Limit, which for this purpose equals $1 million plus the amount of any unused Annual Limit from the previous year.

Adjustments to the number and kind of shares subject to the share limitations and specified in the Annual Limits are authorized in the event of a special dividend or distribution, recapitalization, stock split, reorganization, business combination, or other similar corporate transaction or event affecting the Common Stock. The Compensation Committee is also authorized to adjust performance conditions and other terms of awards in response to these kinds of events or to changes in applicable laws, regulations, or accounting principles, except that any adjustments to awards intended to qualify as "performance-based" must conform to requirements under Section 162(m).

Eligibility. Executive officers and other employees of the Company and its subsidiaries, and non-employee directors, consultants and others who provide substantial services to the Company and its subsidiaries are eligible to be granted awards under the 2000 Plan. In addition, any person who has been offered employment by the Company or a subsidiary may be granted awards, but such prospective employee may not receive any payment or exercise any right relating to the award until he or she commences employment. At present, approximately 80 persons would be eligible for awards if the 2000 Plan were in effect.

Administration. The 2000 Plan will be administered by the Compensation Committee, except that the Board may appoint any other committee to administer the 2000 Plan and may itself act to administer the 2000 Plan. The Board must perform the functions of the Compensation Committee for purposes of granting awards to non-employee directors. (References to the "Compensation Committee" below mean the committee or full Board exercising authority with respect to a given award.) Subject to the terms and conditions of the 2000 Plan, the Compensation Committee is authorized to select participants, determine the type and number of awards to be granted and the number of Shares to which awards will relate or the amount of an performance award, specify times at which awards will be exercisable or settled, including performance conditions that may be required as a condition thereof, set other terms and conditions of such awards, prescribe forms of award agreements, interpret and specify rules and regulations relating to the 2000 Plan, and make all other determinations which may be necessary or advisable for the administration of the 2000 Plan. Nothing in the 2000 Plan precludes the Compensation Committee from authorizing payment of other compensation, including bonuses based upon performance, to executive officers, employees and directors. The 2000 Plan provides that Compensation Committee members shall not be personally liable, and shall be fully indemnified, in connection with any action, determination, or interpretation taken or made in good faith under the 2000 Plan.

Stock Options and SARs. The Compensation Committee may grant stock options, including both incentive stock options (ISOs), which can result in potentially favorable tax treatment to the participant, and non- qualified stock options. The Compensation Committee also may grant SARs entitling the participant to receive the excess of the fair market value of a share on the date of exercise over the grant price of the SAR. The exercise price of an option and the grant price of an SAR is determined by the Compensation Committee, but generally may not be less than the fair market value of the stock on the date of grant. The maximum term of each option or SAR, the times at which each option or SAR will be exercisable, and provisions requiring forfeiture of unexercised options at or following termination of employment generally are fixed by the Compensation Committee, subject to a restriction that no option may have a term exceeding ten years. Options may be exercised by payment of the exercise price in cash, stock or other property (possibly including notes or obligations to make payment on a deferred basis) or by surrender of other outstanding awards having a fair market value equal to the exercise price. Methods of exercise and settlement and other terms of SARs will be determined by the Compensation Committee. Limited SARs exercisable for a stated period of time following a change in control of the Company may be granted.

Restricted and Deferred Stock. The Compensation Committee may grant awards of restricted stock and deferred stock. Prior to the end of the restricted period, shares received as restricted stock may not be sold or disposed of by participants, and may be forfeited in the event of termination of employment. The restricted period generally is established by the Compensation Committee. An award of restricted stock entitles the participant to all of the rights of a stockholder of the Company, including the right to vote the shares and the right to receive any dividends thereon, unless otherwise determined by the Compensation Committee. Deferred stock gives participants the right to receive shares at the end of a specified deferral period, subject to forfeiture of the award in the event of termination of employment under certain circumstances prior to the end of a specified restricted period (which need not be the same as the deferral period). Prior to settlement, deferred stock awards carry no voting or dividend rights or other rights associated with stock ownership, but dividend equivalents may be paid on such deferred stock.

Other Stock-Based Awards, Dividend Equivalents, Bonus Stock, and Awards in lieu of Cash Obligations. The 2000 Plan authorizes the Compensation Committee to grant awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to Common Stock or factors that influence the value of stock. The Compensation Committee will determine the terms and conditions of such awards, including the consideration to be paid to exercise awards in the nature of purchase rights, the periods during which awards will be outstanding, and any forfeiture conditions and restrictions on awards. In addition, the Compensation Committee is authorized to grant shares as a bonus free of restrictions, or to grant shares or other awards in lieu of the Company's obligations under other plans or compensatory arrangements, subject to such terms as the Compensation Committee may specify. The Compensation Committee is authorized to grant awards of cash, Common Stock or other awards equal in value to dividends paid with respect to a specified number of shares of stock or other periodic payments. The Compensation Committee will determine if such dividend equivalents will be paid or distributed when accrued or will be deemed to be reinvested in additional Common Stock, awards or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture and the Compensation Committee may specify. The number of shares granted to an executive officer or non-employee director in place of salary, fees or other cash compensation must be reasonable, as determined by the Compensation Committee.

Performance-Based Awards. The Compensation Committee may require satisfaction of pre-established performance goals, consisting of one or more business criteria and a targeted performance level with respect to such criteria, as a condition of awards being granted or becoming exercisable or settleable under the 2000 Plan, or as a condition to accelerating the timing of such events. If so determined by the Compensation Committee, in order to avoid the limitations on deductibility under Section 162(m) of the Code, the business criteria used by the Compensation Committee in establishing performance goals applicable to performance awards to named executives will be selected from among the following: (1) earnings per share; (2) revenues; (3) cash flow, free cash flow, or cash flow return on investment; (4) return on net assets, return on assets, return on investment, return on investment capital, or return on equity; (5) value created; (6) operating margin; (7) net income before or after taxes, pretax earnings, pretax earnings before interest, depreciation and amortization, pretax operating earnings after interest expense and before incentives, service fees, and extraordinary or special items, operating earnings, or net cash provided by operations; (8) stock price or total stockholder return; (9) sales above a specified threshold or in relation to prior periods; and (10) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion goals, cost targets, and goals relating to acquisitions or divestitures. The Compensation Committee may specify that any such criteria will be measured before or after extraordinary or non-recurring items, before or after service fees, or before or after payments of awards under the Plan. The Compensation Committee may set the levels of performance required in connection with performance awards as fixed amounts, goals relative to performance in prior periods, as goals compared to the performance of one or more comparable companies or an index covering multiple companies, or in any other way the Compensation Committee may determine.

Other Restrictions on Awards. The 2000 Plan would impose restrictions on awards under which forfeiture is triggered by competition with the Company, disclosure or misuse of proprietary information, or failure to assist the Company in litigation. Such forfeitures would apply to outstanding awards and any gains realized by exercise of options during the six months before the triggering event or, if the participant's employment has terminated, during the last six months of employment.

Other Terms of Awards. Awards may be settled in cash, shares, other awards or other property, in the discretion of the Compensation Committee. The Compensation Committee may require or permit participants to defer the settlement of all or part of an award in accordance with such terms and conditions as the Compensation Committee may establish, including payment or crediting of interest or dividend equivalents on any deferred amounts. The Compensation Committee is authorized to place cash, shares or other property in trusts or make other arrangements to provide for payment of the Company's obligations under the 2000 Plan. The Compensation Committee may condition awards on the payment of taxes such as by withholding a portion of the shares or other property to be distributed (or receiving previously acquired shares or other property surrendered by the participant) in order to satisfy mandatory tax withholding obligations. Awards granted under the 2000 Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant's death, except that the Compensation Committee may permit transfers in individual cases, including for estate planning purposes.

Awards under the 2000 Plan are generally granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The Compensation Committee may, however, grant awards in substitution for awards under the 2000 Plan or other Company plans, or other rights to payment from the Company, and may buy out outstanding awards for cash or other property. The Compensation Committee also may grant awards in addition to and in tandem with other awards or rights.

Vesting, Forfeitures, and Acceleration Thereof. The Compensation Committee may, in its discretion determine the vesting schedule of options and other awards, the circumstances that will result in forfeiture of the awards, the post-termination exercise periods of options and similar awards, and the events that will result in acceleration of the ability to exercise and the lapse of restrictions, or the expiration of any deferral period, on any award.

In addition, the 2000 Plan provides that, in the event of a change in control of the Company, outstanding awards will immediately vest and be fully exercisable and any restrictions, deferral of settlement and forfeiture conditions (other than those tied to performance) of such awards will lapse, and performance goals and conditions will be deemed met to the extent provided in any agreement with the participant. A change in control means an event in which (1) any person becomes a beneficial owner of more than 20% of the outstanding common stock or voting securities, except limited acquisitions by any current 20%-beneficial owner will not trigger a change in control; (2) changes to the membership of the board of directors occur such that incumbent members cease to be a majority; for this purpose, incumbent members mean current members and new members whose election or appointment was approved by the then-incumbent members; (3) consummation of a merger, reorganization or similar transaction if it represents a substantial change in the control of the Company; and (4) approval by stockholders of a complete dissolution or liquidation of the Company.

Amendment and Termination of the 2000 Plan. The Board of Directors may amend, alter, suspend, discontinue, or terminate the 2000 Plan or the Compensation Committee's authority to grant awards thereunder without stockholder approval unless stockholder approval is required by law, regulation, or a Nasdaq or stock exchange rule. The Board may in its discretion submit other amendments to stockholders for approval. Stockholder approval will not necessarily be required for amendments which might increase the cost of the 2000 Plan. Unless earlier terminated, the 2000 Plan will terminate at such time as may be determined by the Board.

Effect of Stockholder Approval on Awards. All awards granted to date have been granted under the 1992 Plan, and so will be unaffected by the action of stockholders relating to the 2000 Plan at the Annual Meeting. Awards to be granted under the 2000 Plan will be within the discretion of the Compensation Committee, and therefore cannot be ascertained at this time. If stockholders decline to approve the 2000 Plan, future awards will not be granted to the extent necessary so that stockholder approval would have met the requirements of Treasury Regulation 1.162-27(e)(4), although this may not preclude continued granting of awards under the terms of the 1992 Plan.

Federal Income Tax Implications of the Plan

The following briefly describes the federal income tax consequences arising with respect to awards that may be granted under the Plan. The grant of an option (including a stock-based award in the nature of a purchase right) or an SAR will create no immediate federal income tax consequence for the participant or the Company. Nor will a participant receive taxable income upon exercising an option which is an ISO (except that the alternative minimum tax may apply). Upon exercising an option which is not an ISO, the participant generally must recognize ordinary income equal to the difference between the exercise price and the fair market value of the freely transferable and nonforfeitable shares acquired on the date of exercise. Upon exercising an SAR, the participant generally must recognize ordinary income equal to the cash or fair market value of shares received.

When a participant disposes of ISO shares before the end of the applicable ISO holding periods, he or she must generally recognize ordinary income equal to the lesser of (i) the fair market value of the shares at the date of exercise minus the exercise price or (ii) the amount realized upon the disposition of the ISO shares minus the exercise price. Otherwise, a participant's disposition of shares acquired upon the exercise of an option generally will result in short-, medium- or long-term capital gain or loss measured by the difference between the sale price and the participant's tax basis in such shares (generally, the exercise price plus any amount previously recognized as ordinary income in connection with the exercise of the option).

The Company generally will be entitled to a tax deduction equal to the amount recognized as ordinary income by the participant in connection with options and SARs. The Company generally is not entitled to a tax deduction relating to amounts that represent a capital gain to a participant. Accordingly, the Company will not be entitled to a tax deduction with respect to an ISO if the participant holds the shares for the applicable ISO holding periods prior to disposing of the shares.

With respect to other awards granted under the 2000 Plan that result in a transfer to the participant of cash or shares or other property, if the shares or other property is either not restricted as to transferability or not subject to a substantial risk of forfeiture the participant generally must recognize ordinary income equal to the cash or the fair market value of shares or other property actually received. If the shares or other property are restricted as to transferability and subject to a substantial risk of forfeiture, the participant generally must recognize ordinary income equal to the fair market value of the shares or other property received at the earliest time the shares or other property become transferable or not subject to a substantial risk of forfeiture. In either case, the Company should be entitled to a deduction for the same amount recognized as income by the participant, except if deductibility is cut back under Section 162(m), as discussed below. A participant may elect to be taxed at the time of receipt of shares or other property rather than upon lapse of restrictions on transferability or the substantial risk of forfeiture, but if the participant subsequently forfeits such shares or property he or she would not be entitled to any tax deduction, including as a capital loss, for the value of the shares or property on which he previously paid tax.

As discussed above, compensation that qualifies as "performance-based" compensation is excluded from the $1 million deductibility cap of Code Section 162(m), and therefore remains fully deductible by the company that pays it. Under the 2000 Plan, options granted with an exercise price or grant price at least equal to 100% of fair market value of the underlying shares at the date of grant will be, and awards which are conditioned upon achievement of performance goals may be, intended to qualify as such "performance-based" compensation. A number of requirements must be met in order for particular compensation to so qualify, however, so there can be no assurance that such compensation under the 2000 Plan will be fully deductible under all circumstances. In addition, other awards under the 2000 Plan generally will not so qualify, so that compensation paid to certain executives in connection with such awards may, to the extent it and other compensation subject to Section 162(m)'s deductibility cap exceed $1 million in a given year, be subject to the limitation of Section 162(m).

The foregoing provides only a general description of the application of federal income tax laws to certain types of awards under the 2000 Plan. This discussion is intended for the information of stockholders considering how to vote at the Annual Meeting and not as tax guidance to participants in the 2000 Plan, as the consequences may vary with the types of awards made, the identity of the recipients and the method of payment or settlement. Different tax rules may apply, including in the case of variations in transactions that are permitted under the 2000 Plan (such as payment of the exercise price of an option by surrender of previously acquired shares). The summary does not address the effects of other federal taxes (including possible "golden parachute" excise taxes) or taxes imposed under state, local, or foreign tax laws.

            The Board of Directors recommends a vote FOR the adoption
                    of the 2000 Incentive Stock Option Plan.

                                   PROPOSAL 3

                           APPROVAL OF ADOPTION OF THE
                   TAX-QUALIFIED EMPLOYEE STOCK PURCHASE PLAN

         The Employee Stock Purchase Plans ("ESPP"), attached hereto as APPENDIX B, was adopted by the Company's Board of Directors on May 9, 2000. Employee Stock Purchase Plans are broad-based, payroll deduction stock option plans. The Board of Directors proposes that the stockholders of the Company approve the adoption of the ESPP, pursuant to which shares of the Company's Common Stock, $0.001 par value per share (the "Common Stock"), would be made available for purchase by eligible employees of the Company. The following summary of the principal features of the ESPP is a fair and complete summary of the ESPP and it is qualified in its entirety by the full text of the ESPP.

General

         The purpose of the ESPP is to promote the success and enhance the value of the Company by providing eligible employees with the opportunity to purchase Common Stock of the Company so as to increase their interests in the Company's success and encourage them to remain in the Company's employ. The ESPP is intended to qualify as an employee stock purchase plan under section 423 of the Internal Revenue Code of 1986, as amended (the "Code").

         The ESPP authorizes the purchase of up to 1,000,000 shares of Common Stock by eligible employees. However, the number of shares available for purchase under the ESPP will be adjusted for stock dividends, stock splits, reclassifications and other changes affecting the Company's Common Stock. The shares available for purchase under the ESPP may, in the discretion of the Board of Directors of the Company (the "Board"), be authorized but unissued shares of Common Stock, shares purchased on the open market, or shares from any other proper source.

Administration

         The ESPP will be administered by the Board or a committee appointed by the Board (the "Administrator"). Subject to the terms of the ESPP, the Administrator has authority to interpret the ESPP, make, amend and rescind all rules and regulations for the operation of the ESPP, take any other actions and make all other determinations necessary or desirable to administer and operate the ESPP.

Eligibility to Participate

         All employees of the Company, and all employees of any subsidiary of the Company that is designated by the Administrator as a participating employer under the ESPP (a "Designated Subsidiary"), are eligible to participate in the ESPP, subject to such further eligibility requirements as may be specified by the Administrator consistent with Code section 423. However, any employee that owns, directly or indirectly, 5% or more of the total combined voting power or value of the stock of the Company or any subsidiary of the Company, is not eligible. As of the date hereof, all employees are eligible to participate in the ESPP.

Purchases of Common Stock Under the ESPP

         Eligible employees receive options ("Options") to purchase Common Stock pursuant to the ESPP. The Options are to be granted to each eligible employee on the first day of each calendar year on which the National Association of Securities Dealers Automated Quotation System ("Nasdaq") is open for trading, or any other date specified by the Administrator. Options remain outstanding for a period determined by the Administrator not to exceed 27 months (such period is referred to as the "Option Period"). Unless the Administrator determines otherwise, consecutive Option Periods of equal duration will be established.

         An individual must be employed as an eligible employee by the Company or a Designated Subsidiary on the first trading day of an Option Period in order to be granted an Option for that Option Period. In the case of an individual who first becomes an eligible employee after the first trading day of an Option Period, the Administrator may designate a subsequent day within the Option Period upon which the employee will be granted an Option that will have a duration equal to the balance of that Option Period.

         Each Option provides the employee the right to purchase, on the last day of the Option Period or on one or more Trading Days within the Option Period designated by the Administrator (each, a "Purchase Date"), up to a maximum number of shares of Common Stock specified by the Administrator. However, no employee may purchase in one calendar year shares of Common Stock having an aggregate fair market value in excess of $25,000. The purchase price for each share of Common Stock under an Option (the "Purchase Price") will be determined by the Administrator, in its discretion, prior to the beginning of the applicable Option Period. However, the Purchase Price will never be less than 85% of the fair market value of the Common Stock on the first day of the Option Period or the Purchase Date, whichever is lower, and will never be less than the par value of the Common Stock. For this purpose, "fair market value" on a particular date means the average of the high and low sale prices per share of Common Stock as reflected on the principal consolidated transaction reporting system for securities listed on any national securities exchange or other market quotation system on which the Common Stock may be principally listed or quoted or, if there are no transactions on that date, then such average for the preceding trading day upon which transactions occurred. On March 31, 2000, the average of the closing bid and asked price of the Company's Common Stock, as quoted on the Nasdaq SmallCap Market, was $7.30. All eligible employees granted Options under the ESPP for an Option Period shall have the same rights and privileges with respect to such Options.

         To facilitate payment of the Purchase Price of Options, the Administrator, in its discretion, may permit eligible employees to authorize payroll deductions to be made on each payday during an Option Period, and/or to contribute cash or cash-equivalents to the Company, up to a maximum amount determined by the Administrator. The Company will maintain bookkeeping accounts for all employees who authorize payroll deduction or make cash contributions. Interest will not be paid on any employee accounts, unless the Administrator determines otherwise. The Administrator will establish rules and procedures regarding elections to authorize payroll deductions, changes in such elections, timing and manner of cash contributions, and withdrawals from employee accounts.

         Amounts credited to employee accounts on the Purchase Date will be applied to the payment of the Purchase Price of outstanding Options. Options will be exercised on the close of business on the Purchase Date; however, Options of any participant who terminates employment for any reason before such date, or who is no longer an eligible employee on such date, will terminate unexercised. In accordance with rules established by the Administrator, the Purchase Price of Common Stock subject to an Option shall be paid (1) from funds credited to an eligible employee's account, (2) by a broker-assisted cashless exercise in accordance with Regulation T of the Board of Governors of the Federal Reserve System, or (3) by such other method as the Administrator may determine from time to time. Options will be exercised only to the extent the Purchase Price is paid with respect to whole shares of Common Stock. Any balance remaining in an employee's account at the end of an Option Period will be carried forward automatically for the next Option Period. If an employee is not an eligible employee with respect to the next Option Period, any remaining balance will be promptly refunded.

         Because the number of shares of Common Stock that may be purchased by any participant in the ESPP is based on the fair market value of such shares on future dates and on the participant's decision to purchase shares, the benefits or amounts that will be received by ESPP participants are not currently determinable. No purchases will be made under the ESPP prior to approval of the ESPP by the stockholders.

Amendment and Termination

         The Board may amend the ESPP at any time for any reason, except that
(1) if the approval of any such amendment by the stockholders of the Company is required by Code section 423, such amendment will not be effected without such approval, and (2) no amendment may be made that would cause the ESPP to fail to comply with Code section 423 unless expressly so provided by the Board.

         The Board, in its sole discretion, may terminate the ESPP at any time and for any reason. In the event the ESPP is terminated, all outstanding Options shall immediately terminate and all amounts in an eligible employee's account under the ESPP shall be promptly refunded.

Tax Aspects

         The ESPP is intended to qualify as an "employee stock purchase plan" under the provisions of Code section 423. As such, neither the grant of Options to purchase shares under each Option Period nor the actual purchase of shares at the close of the Option Period will result in taxable income to the employee or a deduction to the Company.

         If the employee disposes of shares acquired under the ESPP (including by way of gift) within two years after the commencement date of the Option Period under which the shares are purchased or within one year after the shares are purchased, there will be a "disqualifying disposition" of the shares. Upon a disqualifying disposition, the employee must recognize ordinary income equal to the excess of the fair market value of the shares on their purchase date over the purchase price paid to acquire the shares. This excess will be taxed as ordinary income in the year of the disqualifying disposition even if no gain is realized on the disposition or a gift of the shares is made. Any gain realized on a disqualifying disposition in excess of the fair market value of the shares on the purchase date generally will be treated as long-term or short-term capital gain, depending on the holding period for such shares. If the shares are sold for less than their fair market value measured as of the purchase date, the same amount of ordinary income is attributed to the employee and a capital loss is recognized equal to the difference between the purchase price and the fair market value of the shares on the purchase date. The Company will have a corresponding tax deduction at the time of the disqualifying disposition equal to the amount of ordinary income recognized by the employee.

         If an employee disposes of shares acquired under the ESPP other than in a disqualifying disposition (i.e., the disposition occurs after the holding periods described above have been satisfied), the employee recognizes (1) ordinary income equal to the difference between the employee's purchase price and the fair market value of the shares on the commencement date of the Option Period under which the shares were purchased, or, if less, the difference between the amount realized by the employee in the disposition and the purchase price of the shares, and (2) a long-term capital gain for any additional gain realized by the employee in the disposition. If the employee sells the shares and the sale price is less than the purchase price, then there is no ordinary income recognized and the employee recognizes a capital loss for the difference between the sale price and the purchase price. The Company will not have a corresponding tax deduction for the ordinary income recognized by the employee if there is not a disqualifying disposition.

                                      * * *
            The Board of Directors recommends a vote FOR the adoption of the Sedona Corporation 2000 Tax-Qualified Employee Stock Purchase Plan.


                         COST OF SOLICITATION OF PROXIES

         The Company will bear the cost of soliciting proxies for the Meeting, including the cost of preparing, assembling and mailing proxy materials, the handling and tabulation of proxies received and charges of brokerage houses and other institutions, nominees and fiduciaries in forwarding such materials to beneficial owners. In addition to the mailing of the proxy material, such solicitation may be made in person or by telephone or facsimile by directors, officers or regular employees of the Company without any special remuneration, or by a professional proxy solicitation organization engaged by the Company.

                                  OTHER MATTERS

         Management is not aware of any other matters to be presented for action at the Meeting or any adjournment thereof. If any other matters come before the Meeting, however, it is intended that shares represented by proxy will be voted in accordance with the judgment of the persons voting them.

                              SHAREHOLDER PROPOSALS

         Any shareholder who, in accordance with and subject to the provisions of the rules of the Commission and applicable laws of the Commonwealth of Pennsylvania, wishes to submit a proposal for inclusion in the Company's Proxy Statement for its next Annual Meeting of Shareholders, must deliver such proposal, in writing, to the attention of the Secretary of the Company at the Company's principal executive offices at 649 N. Lewis Road, Limerick, PA 19468, not later than January 15, 2001.

                          ANNUAL REPORT TO SHAREHOLDERS

         A copy of the Company's 1999 Annual Report to Shareholders, which includes the Company's Annual Report on Form 10-K (including the financial statements and schedules thereto), is being transmitted herewith, but does not form a part of the proxy solicitation materials.

                           ANNUAL REPORT ON FORM 10-K

         THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH PERSON SOLICITED BY THIS PROXY STATEMENT, ON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K (INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO) AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR ITS MOST RECENT FISCAL YEAR. SUCH WRITTEN REQUESTS SHOULD BE DIRECTED TO MICHAEL A. MULSHINE, SECRETARY, AT 649 N. LEWIS ROAD, LIMERICK, PA 19468.

                                                                      APPENDIX A

                               SEDONA CORPORATION

                        2000 Incentive Stock Option Plan

         1. Purpose. The purpose of this 2000 Incentive Stock Option Plan (the "Plan") of SEDONA Corporation, a Delaware corporation (the "Company"), is to advance the interests of the Company and its stockholders by providing a means to attract, retain, and reward employees of the Company and its subsidiaries, non-employee directors of the Company, and consultants and other persons who provide substantial services to the Company or its subsidiaries, to link compensation to measures of the Company's performance in order to provide additional incentives to such persons for the creation of stockholder value, and to enable such persons to acquire or increase a proprietary interest in the Company in order to promote a closer identity of interests between such persons and the Company's stockholders. The Plan is an amendment and restatement of the Company's 1997 Stock Option Plan.

         2. Definitions. For purposes of the Plan, terms shall be defined as set forth below, in addition to the terms defined in Section 1 and elsewhere in the
Plan:

         (a) "Award" means any Option, SAR, Restricted Stock, Deferred Stock, Stock granted as a bonus or in lieu of another award, Dividend Equivalent, Other Stock-Based Award, or Performance Award, together with any related right or interest, granted to a Participant under the Plan.

         (b) "Beneficiary" means the person, persons, trust or trusts which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant's death. If, upon a Participant's death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

         (c) "Board" means the Company's Board of Directors.

         (d) "Change in Control" and related terms have the meanings specified in Section 9.

         (e) "Code" means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

         (f) "Committee" means a committee of two or more directors designated by the Board to administer the Plan; provided, however, that directors appointed as members of the Committee shall not be employees of the Company or any subsidiary. In appointing members of the Committee, the Board will consider whether a member is or will be a Qualified Member, but such members are not required to be Qualified Members at the time of appointment or during their term of service on the Committee. Initially, the Compensation Committee of the Board shall be the Committee hereunder. The foregoing notwithstanding, the term "Committee" shall refer to the full Board in any case in which it is performing any function of the Committee under the Plan.

         (g) "Covered Employee" means an Eligible Person who is a Covered Employee as specified in Section 11(j) of the Plan.

         (h) "Deferred Stock" means a right, granted to a Participant under
Section 6(e), to receive Stock, cash or a combination thereof at the end of a specified deferral period.

         (i) "Dividend Equivalent" means a right, granted to a Participant under
Section 6(g), to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments.

         (j) "Effective Date" means the effective date specified in Section
11(o).

         (k) "Eligible Person" has the meaning specified in Section 5.

         (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.



                                      1-A

         (m) "Fair Market Value" means the fair market value of Stock, Awards or other property as determined by the Committee or under procedures established by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of Stock on a given date shall be the average of the highest closing bid and the lowest closing asked quotation for that date on the Over-the- Counter Bulletin Board or, if the Stock is then designated for quotation in the Nasdaq Stock Market or on a national securities exchange, the average of the highest and lowest sales prices in composite trading for such date or, if there was no trade reported for such date, on the latest date for which a trade was reported.

         (n) "Incentive Stock Option" or "ISO" means any Option intended to be and designated as an incentive stock option within the meaning of Code Section 422 or any successor provision thereto.

         (o) "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

         (p) "Option" means a right, granted to a Participant under Section 6(b), to purchase Stock or other Awards at a specified price during specified time periods.

         (q) "Other Stock Based Awards" means Awards granted to a Participant under Section 6(h).

         (r) "Participant" means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

         (s) "Performance Award" means a right, granted to a Participant under
Section 8, to receive Awards or payments based upon performance criteria specified by the Committee.

         (t) "Qualified Member" means a member of the Committee who is a "Non-Employee Director" within the meaning of Rule 16b-3(b)(3) and an "outside director" within the meaning of Regulation 1.162- 27 under Code Section 162(m).

         (u) "Restricted Stock" means Stock granted to a Participant under
Section 6(d) which is subject to certain restrictions and to a risk of forfeiture.

         (v) "Rule 16b-3" means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

         (w) "Stock" means the Company's Common Stock, $.001 par value per share, and such other securities as may be substituted (or resubstituted) for Stock pursuant to Section 11(c).

         (x) "Stock Appreciation Rights" or "SAR" means a right granted to a Participant under Section 6(c).

         3. Administration.

         (a) Authority of the Committee. The Plan shall be administered by the Committee, which shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants; to grant Awards; to determine the type and number of Awards, the dates on which Awards may be exercised and on which the risk of forfeiture or deferral period relating to Awards shall lapse or terminate, the acceleration of any such dates, the expiration date of any Award, whether, to what extent, and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Shares, other Awards, or other property, and other terms and conditions of, and all other matters relating to, Awards; to prescribe documents evidencing or setting terms of Awards (such Award documents need not be identical for each Participant) and rules and regulations for the administration of the Plan; to construe and interpret the Plan and Award documents and correct defects, supply omissions or reconcile inconsistencies therein; and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. Decisions of the Committee with respect to the administration and interpretation of the Plan shall be final, conclusive, and binding upon all persons interested in the Plan, including Participants, Beneficiaries, transferees under Section 11(b) and other persons claiming rights from or through a Participant, and stockholders. The foregoing notwithstanding, the Board shall perform the functions of the Committee for purposes of granting Awards under the Plan to non-employee directors, and the Board otherwise may perform any function of the Committee under the Plan, including for the purpose of ensuring that transactions under the Plan by Participants who are then subject to Section 16 of the Exchange Act in respect of the Company are exempt under Rule 16b-3.



                                      2-A

         (b) Manner of Exercise of Committee Authority. At any time that a member of the Committee is not a Qualified Member, (A) any action of the Committee relating to an Award intended by the Committee to qualify as "performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder may be taken by a subcommittee, designated by the Committee, composed solely of two or more Qualified Members, and (B) any action relating to an Award granted or to be granted to a Participant who is then subject to Section 16 of the Exchange Act in respect of the Company may be taken either by such a subcommittee or by the Committee but with each such member who is not a Qualified Member abstaining or recusing himself or herself from such action, provided that, upon such abstention or recusal, the Committee remains composed of two or more Qualified Members. Such action, authorized by such a subcommittee or by the Committee upon the abstention or recusal of such non-Qualified Member(s), shall be the action of the Committee for purposes of the Plan. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any subsidiary, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions, including administrative functions, as the Committee may determine, to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company and will not cause Awards intended to qualify as "performance-based compensation" under Code Section 162(m) to fail to so qualify. The Committee may appoint agents to assist it in administering the Plan.

         (c) Limitation of Liability. The Committee and each member thereof shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any executive officer, other officer or employee of the Company or a subsidiary, the Company's independent auditors, consultants or any other agents assisting in the administration of the Plan. Members of the Committee and any officer or employee of the Company or a subsidiary acting at the direction or on behalf of the Committee shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

         4. Stock Subject to Plan.

         (a) Overall Number of Shares Available for Delivery. Awards relating to Stock may be granted if, at the time of grant of each Award, the aggregate number of shares subject to outstanding Awards plus the number of shares subject to the Award being granted do not exceed fifteen percent (15%) of the number of Shares issued and outstanding immediately prior to the grant of such Award. For purposes of this Section 4(a), an Option is "outstanding" until it is exercised and any other Award is "outstanding" in the calendar year in which it is granted and for so long thereafter as it remains subject to any vesting condition requiring continued employment. The foregoing notwithstanding, the maximum number of shares that may be subject to ISOs granted under the Plan shall be 5 million (subject to adjustment as provided in Section 11(c)), and not more than one-third of the share-related Awards outstanding at any one time shall be Awards other than Options and SARs. The shares of Stock delivered in connection with Awards may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares acquired in the market for the account of a Participant.

         (b) Share Counting Rules. The Committee may adopt reasonable counting procedures to ensure appropriate counting and avoid double counting (as, for example, in the case of tandem or substitute awards). In the case of any Award granted in substitution for an award of a company or business acquired by the Company or a subsidiary, shares issued or issuable in connection with such substitute Award shall not be counted against the number of shares reserved under the Plan, but shall be deemed to be available under the Plan by virtue of the Company's assumption of the plan or arrangement of the acquired company or business. The provisions of this Section 4(b) shall apply to the number of shares reserved and available for ISOs only to the extent consistent with applicable regulations relating to ISOs under the Code.



                                      3-A

         5. Eligibility; Per-Person Award Limitations. Awards may be granted under the Plan only to Eligible Persons. For purposes of the Plan, an "Eligible Person" means an executive officer of the Company, an employee of the Company or any subsidiary, a non-employee director of the Company, a consultant or other person who provides substantial services to the Company or a subsidiary, and any person who has been offered employment by the Company or a subsidiary, provided that such prospective employee may not receive any payment or exercise any right relating to an Award until such person has commenced employment with the Company or a subsidiary. An employee on leave of absence may be considered as still in the employ of the Company or a subsidiary for purposes of eligibility for participation in the Plan. In each calendar year during any part of which the Plan is in effect, beginning in 2000, an Eligible Person may be granted Awards intended to qualify as "performance-based compensation" under Code Section 162(m) under each of Section 6(b), 6(c), 6(d), 6(e), 6(f), 6(g) or 6(h) relating to up to his or her Annual Limit (such Annual Limit to apply separately to Awards under each subsection). A Participant's Annual Limit, in any year during any part of which the Participant is then eligible under the Plan, shall equal
1.5 million shares plus the amount of the Participant's unused Annual Limit relating to the same type of Award as of the close of the previous year, subject to adjustment as provided in Section 11(c). In the case of an Award which is not valued in a way in which the limitation set forth in the preceding sentence would operate as an effective limitation satisfying Treasury Regulation 1.162-27(e)(4) (including a Performance Award under Section 8 not related to an Award specified in Section 6), an Eligible Person may not be granted such Awards authorizing payment during any calendar year of an amount that exceeds the Participant's Annual Limit, which for this purpose shall equal $1 million plus the amount of the Participant's unused cash Annual Limit as of the close of the previous year (this limitation is separate and not affected by the number of Awards granted during such calendar year subject to the limitation in the preceding sentence). For purposes of this Section 5, a Participant's Annual Limit is used if it may be potentially earned or paid under a Performance Award, regardless of whether it is in fact earned or paid.

         6. Specific Terms of Awards.

         (a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 11(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment or service by the Participant and terms permitting a Participant to make elections relating to his or her Award. The Committee shall retain full power and discretion with respect to any term or condition of an Award that is not mandatory under the Plan. Except in cases in which the Committee is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must by paid to satisfy the requirements of the Pennsylvania General Corporation Law, no consideration other than services may be required for the grant (but not the exercise) of any Award.

         (b) Options. The Committee is authorized to grant Options to Participants on the following terms and conditions:

                  (i) Exercise Price. The exercise price per share of Stock purchasable under an Option (including both ISOs and Non-Qualified Options) shall be determined by the Committee, provided that such exercise price shall be not less than the Fair Market Value of a share of Stock on the date of grant of such Option.

                  (ii) Option Term; Time and Method of Exercise. The Committee shall determine the term of each Option, provided that in no event shall the term exceed a period of ten years from the date of grant. The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, including, without limitation, cash, Stock, other Awards or awards granted under other plans of the Company or any subsidiary, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis, such as through "cashless exercise" arrangements, to the extent permitted by applicable law), and the methods by or forms in which Stock will be delivered or deemed to be delivered to Participants.

                  (iii) ISOs. The terms of any ISO granted under the Plan shall comply in all respects with the provisions of Code Section 422, including but not limited to the requirement that no ISO shall be granted more than ten years after the Effective Date. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to ISOs (including any SAR in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any ISO under Code Section 422, unless the Participant has first requested the change that will result in such disqualification.



                                      4-A

         (c) Stock Appreciation Rights. The Committee is authorized to grant SAR's to Participants on the following terms and conditions:

                  (i) Right to Payment. An SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one (1) share of Stock on the date of exercise over (B) the grant price of the SAR as determined by the Committee.

                  (ii) Other Terms. The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Participants, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR. Limited SARs that may only be exercised in connection with a Change in Control or other event as specified by the Committee may be granted on such terms, not inconsistent with this Section 6(c), as the Committee may determine. SARs may be either freestanding or in tandem with other Awards.

         (d) Restricted Stock. The Committee is authorized to grant Restricted Stock to Participants on the following terms and conditions:

                  (i) Grant and Restrictions. Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award document relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee). During the restricted period applicable to the Restricted Stock, subject to Section 11(b) below, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

                  (ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment or service during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided that the Committee may provide, by rule or regulation or in any Award document, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will lapse in whole or in part, including in the event of terminations resulting from specified causes.

                  (iii) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

                  (iv) Dividends and Splits. As a condition to the grant of an Award of Restricted Stock, the Committee may require that any cash dividends paid on a share of Restricted Stock be automatically reinvested in additional shares of Restricted Stock or applied to the purchase of additional Awards under the Plan. Unless otherwise determined by the Committee, Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

         (e) Deferred Stock. The Committee is authorized to grant Deferred Stock to Participants, which are rights to receive Stock, cash, or a combination thereof at the end of a specified deferral period, subject to the following terms and conditions:



                                      5-A

                  (i) Award and Restrictions. Issuance of Stock will occur upon expiration of the deferral period specified for an Award of Deferred Stock by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, Deferred Stock shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, and under such other circumstances as the Committee may determine. Deferred Stock may be satisfied by delivery of Stock, cash equal to the Fair Market Value of the specified number of shares of Stock covered by the Deferred Stock, or a combination thereof, as determined by the Committee at the date of grant or thereafter.

                  (ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment or service during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award document evidencing the Deferred Stock), all Deferred Stock that is at that time subject to deferral (other than a deferral at the election of the Participant) shall be forfeited; provided that the Committee may provide, by rule or regulation or in any Award document, or may determine in any individual case, that restrictions or forfeiture conditions relating to Deferred Stock will lapse in whole or in part, including in the event of terminations resulting from specified causes.

                  (iii) Dividend Equivalents. Unless otherwise determined by the Committee at date of grant, Dividend Equivalents on the specified number of shares of Stock covered by an Award of Deferred Stock shall be either (A) paid with respect to such Deferred Stock at the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Deferred Stock and the amount or value thereof automatically deemed reinvested in additional Deferred Stock, other Awards or other investment vehicles, as the Committee shall determine; provided, however, that the Committee may permit a Participant to make elections relating to Dividend Equivalents if and to the extent that such elections will not result in the Participant being in constructive receipt of amounts otherwise intended to be subject to deferral for tax purposes.

         (f) Bonus Stock and Awards in Lieu of Obligations. The Committee is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of obligations of the Company or a subsidiary to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements. Stock or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee. In the case of any grant of Stock to an officer or non-employee director of the Company in lieu of salary, fees or other cash compensation, the number of shares granted in place of such compensation shall be reasonable, as determined by the Committee.

         (g) Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to a Participant, entitling the Participant to receive cash, Stock, other Awards, or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify.

         (h) Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock or factors that may influence the value of Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified subsidiaries. The Committee shall determine the terms and conditions of such Awards. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards, or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, may also be granted pursuant to this Section 6(h).



                                      6-A

         7. Certain Provisions Applicable to Awards.

         (a) Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any subsidiary, or any business entity to be acquired by the Company or a subsidiary, or any other right of a Participant to receive payment from the Company or any subsidiary. Awards granted in addition to or in tandem with other Awards or awards may be granted either as of the same time as or a different time from the grant of such other Awards or awards. The in-the-money value of any surrendered Award or award may be applied to reduce the exercise price of any Option, grant price of any SAR, or purchase price of any other Award conferring a right to purchase Stock, at the time of grant or exercise.

         (b) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee, subject to the express limitations set forth in Section 6(b)(ii) and elsewhere in the Plan.

         (c) Form and Timing of Payment under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award document, payments to be made by the Company or a subsidiary upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Stock, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Award may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events (such as a Change in Control). Installment or deferred payments may be required by the Committee (subject to Section 11(e) of the Plan, including the consent provisions thereof in the case of any deferral of an outstanding Award not provided for in the original Award document) or permitted at the election of the Participant on terms and conditions established by the Committee. Payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Stock.

         (d) Exemptions from Section 16(b) Liability. With respect to a Participant who is then subject to the reporting requirements of Section 16(a) of the Exchange Act in respect of the Company, the Committee shall implement transactions under the Plan and administer the Plan in a manner that will ensure that each transaction by such a Participant is exempt from liability under Rule 16b-3, except that this provision shall not limit sales by such a Participant, and such a Participant may engage in other non-exempt transactions under the Plan. The Committee may authorize the Company to repurchase any Award or shares of Stock resulting from any Award in order to prevent a Participant who is subject to Section 16 of the Exchange Act from incurring liability under Section 16(b). Unless otherwise specified by the Participant, equity securities or derivative securities acquired under the Plan which are disposed of by a Participant shall be deemed to be disposed of in the order acquired by the Participant.

         (e) Loan Provisions. With the consent of the Committee, and subject at all times to, and only to the extent, if any, permitted under and in accordance with, laws and regulations and other binding obligations or provisions applicable to the Company, the Company may make, guarantee, or arrange for a loan or loans to a Participant with respect to the exercise of any Option or other payment in connection with any Award, including the payment by a Participant of any or all federal, state, or local income or other taxes due in connection with any Award. Subject to such limitations, the Committee shall have full authority to decide whether to make a loan or loans hereunder and to determine the amount, terms, and provisions of any such loan or loans, including the interest rate to be charged in respect of any such loan or loans, whether the loan or loans are to be with or without recourse against the borrower, the terms on which the loan is to be repaid and conditions, if any, under which the loan or loans may be forgiven.

         8. Performance Awards.

         (a) Performance Conditions. The right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce or increase the amounts payable under any Award subject to performance conditions, except as limited under Section 8(b) in the case of a Performance Award intended to qualify under Code Section 162(m).



                                      7-A

         (b) Performance Awards Granted to Designated Covered Employees. If the Committee determines that a Performance Award to be granted to an Eligible Person who is designated by the Committee as likely to be a Covered Employee should qualify as "performance-based compensation" for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Performance Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 8(b).

                  (i) Performance Goals Generally. The performance goals for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this
         Section 8(b). Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder (including Regulation 1.162-27 and successor regulations thereto), including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being "substantially uncertain." The Committee may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

                  (ii) Business Criteria. One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified subsidiaries or business units of the Company (except with respect to the total stockholder return and similar measures applicable to the Company as a whole), shall be used by the Committee in establishing performance goals for such Performance Awards: (1) earnings per share;
         (2) revenues; (3) cash flow, free cash flow, or cash flow return on investment; (4) return on net assets, return on assets, return on investment, return on investment capital, or return on equity; (5) value created; (6) operating margin; (7) net income before or after taxes, pretax earnings, pretax earnings before interest, depreciation and amortization, pretax operating earnings after interest expense, operating earnings, or net cash provided by operations; (8) stock price or total stockholder return; (9) sales above a specified threshold or in relation to prior periods; and (10) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion goals, cost targets, and goals relating to acquisitions or divestitures. If so specified by the Committee, performance with respect to these business criteria may be measured before or after payment of incentives or Awards under the Plan, service fees, and extraordinary, special or non-recurring items. The targeted level or levels of performance with respect to such business criteria may be established at such levels and in such terms as the Committee may determine, in its discretion, including in absolute terms, as a goal relative to performance in prior periods, or as a goal compared to the performance of one or more comparable companies or an index covering multiple companies.

                  (iii) Performance Period; Timing for Establishing Performance Goals. Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period of up to ten years, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Performance Awards, or at such earlier date as may be required or permitted for "performance-based compensation" under Code Section 162(m). Annual incentive Performance Awards relating to an annual performance period are specifically authorized.

                  (iv) Performance Award Pool. The Committee may establish a Performance Award pool, which shall be an unfunded pool, for purposes of measuring performance of the Company in connection with Performance Awards. The amount of such Performance Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) during the given performance period, as specified by the Committee in accordance with
         Section 8(b)(iii) . The Committee may specify the amount of the Performance Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

                  (v) Settlement of Performance Awards; Other Terms. Settlement of such Performance Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of a Performance Award subject to this Section 8(b). The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of


                                      8-A
         employment by the Participant or other event (such as a Change in Control) prior to the end of a performance period or settlement of Performance Awards.

         (c) Written Determinations. Determinations by the Committee as to the establishment of performance goals, the amount potentially payable in respect of Performance Awards, the achievement of performance goals relating to Performance Awards, and the amount of any final Performance Award shall be recorded in writing, except in the case of Performance Awards not intended to qualify under
Section 162(m). Specifically, the Committee shall certify in writing, in a manner conforming to applicable regulations under Section 162(m), prior to settlement of each such Award granted to a Covered Employee, that the performance objective relating to operating profits and other material terms of the Award upon which settlement of the Award was conditioned have been satisfied. The Committee may not delegate any responsibility relating to such Performance Awards, and the Board shall not perform such functions at any time that the Committee is composed solely of members who qualify as "outside directors" under the Section 162(m) regulations.

         9. Change in Control Provisions

         (a) Effect of "Change in Control." In the event of a "Change in Control," the following provisions shall apply unless otherwise provided in the Award document:

                  (i) Any Award carrying a right to exercise that was not previously exercisable and vested shall become fully exercisable and vested as of the time of the Change in Control;

                  (ii) The restrictions, deferral of settlement, and forfeiture conditions, other than those relating to performance goals and conditions, applicable to any other Award shall lapse and such Awards shall be deemed fully vested as of the time of the Change in Control, except to the extent of any waiver by the Participant; and

                  (iii) With respect to any outstanding Award subject to achievement of performance goals and conditions, such performance goals and other conditions will be deemed to be met if and to the extent so provided in the Award document relating to such Award or other agreement with the Participant.

         (b) For purposes of this Plan, a "Change in Control" shall be deemed to have occurred on the first date, after April 1, 2000, on which any of the following has occurred:

                  (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act)(a "Person") of securities after which such Person is the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then-outstanding shares of common stock of the Company (the "Outstanding Common Stock") or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Voting Securities"); provided, however, that for purposes of this subsection (i), the following acquisitions shall not trigger a Change in Control: (A) any acquisition directly from the Company other than in connection with the acquisition by the Company or its affiliates of a business, (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, (D) any acquisition by a lender to the Company pursuant to a debt restructuring of the Company, (E) any acquisition by any corporation pursuant to a transaction which complies with clauses (A),
         (B) and (C) of subsection (iii) of this Section 9(b), and (F) an acquisition by a Person who was a beneficial owner of more than 20% of the Outstanding Common Stock at April 1, 2000 such acquisition, together with all other acquisitions of such person, does not constitute more than five percent of the then Outstanding Common Stock or does not result in such Person's beneficial ownership exceeding his or her percentage of the Outstanding Common Stock beneficially owned at April 1, 2000;

                  (ii) Individuals who, as of April 1, 2000, constitute the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to such date whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of


                                      9-A
         directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

                  (iii) Consummation of a reorganization, merger or consolidation of the Company or any direct or indirect subsidiary of the Company or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Common Stock and Outstanding Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of, respectively, the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (which shall include for these purposes, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Common Stock and Outstanding Voting Securities, as the case may be, (B) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination and any Person beneficially owning, immediately prior to such Business Combination, directly or indirectly, 15% or more of the Outstanding Common Stock or Outstanding Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination, or the combined voting power of the then-outstanding voting securities of such corporation entitled to vote generally in the election of directors and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or (iv) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company other than to a corporation which would satisfy the requirements of clauses (A), (B) and (C) of subsection (iii) of this
         Section 9(b), assuming for this purpose that such liquidation or dissolution was a Business Combination.

         10. Additional Award Forfeiture Provisions

         (a) Forfeiture of Options and Other Awards and Gains Realized Upon Prior Option Exercises. Unless otherwise determined by the Committee, each Award granted hereunder after the Company's 2000 Annual Meeting of Stockholders (or prior thereto if the applicable Award agreement is amended to so provide) shall be subject to the following additional forfeiture conditions, to which each Participant who accepts an Award hereunder shall agree. If any of the events specified in Section 10(b)(i), (ii), or (iii) occurs (a "Forfeiture Event"), all of the following forfeitures will result:

                  (i) The unexercised portion of the Option, whether or not vested, and any other Award not then settled (except for an Award that has not been settled solely due to an elective deferral by the Participant) will be immediately forfeited and canceled upon the occurrence of the Forfeiture Event; and

                  (ii) The Participant will be obligated to repay to the Company, in cash, within five business days after demand is made therefor by the Company, the total amount of Option Gain (as defined herein) realized by Participant upon each exercise of an Option that occurred on or after (A) the date that is six months prior to the occurrence of the Forfeiture Event, if the Forfeiture Event occurred while Participant was employed by the Company or a subsidiary, or (B) the date that is six months prior to the date Participant's employment by the Company or a subsidiary terminated, if the Forfeiture Event occurred after Participant ceased to be so employed. For purposes of this Section, the term "Option Gain" in respect of a given exercise shall mean the product of (X) the Fair Market Value per share of Stock at the date of such exercise (without regard to any subsequent change in the market price of shares) minus the exercise price times (Y) the number of shares as to which the Option was exercised at that date.

         (b) Events Triggering Forfeiture. The forfeitures specified in Section 10(a) will be triggered upon the occurrence of any one of the following Forfeiture Events at any time during Participant's employment by the Company or a subsidiary or during the one-year period following termination of such employment (but not later than 18 months after the Award terminates or, in the case of an Option, is fully exercised):



                                      10-A

                  (i) Participant, acting alone or with others, directly or indirectly, (A) engages, either as employee, employer, consultant, advisor, or director, or as an owner, investor, partner, or stockholder unless the Participant's interest is insubstantial, in any business in an area or region in which the Company conducts business at the date the event occurs, which is directly in competition with a business then conducted by the Company or a subsidiary, except for such participation both after termination of employment with or service to the Company and after a Change in Control; (B) induces any customer or supplier of the Company or a subsidiary with whom Participant has had contacts or relationships, directly or indirectly, during and within the scope of his employment with the Company or any subsidiary, to curtail, cancel, not renew, or not continue his or her or its business with the Company or any subsidiary; or (C) induces, or attempts to influence, any employee of or service provider to the Company or a subsidiary to terminate such employment or service. The Committee shall, in its discretion, determine which lines of business the Company conducts on any particular date and which third parties may reasonably be deemed to be in competition with the Company. For purposes of this Section 10(b)(i), a Participant's interest as a stockholder is insubstantial if it represents beneficial ownership of less than five percent of the outstanding class of stock, and a Participant's interest as an owner, investor, or partner is insubstantial if it represents ownership, as determined by the Committee it its discretion, of less than five percent of the outstanding equity of the entity;

                  (ii) Participant discloses, uses, sells, or otherwise transfers, except in the course of employment with or other service to the Company or any subsidiary, any proprietary information of the Company or any subsidiary so long as such information has not otherwise been disclosed to the public or is not otherwise in the public domain, except as required by law or pursuant to legal process, or Participant makes statements or representations, or otherwise communicates, directly or indirectly, in writing, orally, or otherwise, or takes any other action which may, directly or indirectly, disparage or be damaging to the Company or any of its subsidiaries or affiliates or their respective officers, directors, employees, advisors, businesses or reputations, except as required by law or pursuant to legal process; or

                  (iii) Participant fails to cooperate with the Company or any subsidiary by making himself or herself available to testify on behalf of the Company or such subsidiary in any action, suit, or proceeding, whether civil, criminal, administrative, or investigative, or otherwise fails to assist the Company or any subsidiary in any such action, suit, or proceeding by providing information and meeting and consulting with members of management of, other representatives of, or counsel to, the Company or such subsidiary, as reasonably requested.

         (c) Agreement Does Not Prohibit Competition or Other Participant Activities. Although the conditions set forth in this Section 10 are deemed to be incorporated into an Award, a Participant is not thereby prohibited from engaging in any activity, including but not limited to competition with the Company and its subsidiaries. Rather, the non-occurrence of the Forfeiture Events set forth in Section 10(b) is a condition to Participant's right to realize and retain value from his or her compensatory Options and Awards, and the consequence under the Plan if Participant engages in an activity giving rise to any such Forfeiture Event, which Forfeiture Events and activities are hereby acknowledged to be harmful to the Company, are the forfeitures specified herein. The Company and Participant shall not be precluded by this provision or otherwise from entering into other agreements concerning the subject matter of
Section 10(a) and 10(b).

         (d) Right of Setoff. Participant agrees that the Company or any subsidiary may, to the extent permitted by applicable law, deduct from and set off against any amounts the Company or a subsidiary may owe to Participant from time to time, including amounts owed as wages or other compensation, fringe benefits, or other amounts owed to Participant, such amounts as may be owed by Participant to the Company under Section 10(a), although Participant shall remain liable for any part of Participant's payment obligation under Section 10(a) not satisfied through such deduction and setoff.

         (e) Committee Discretion. The Committee may, in its discretion, waive in whole or in part the Company's right to forfeiture under this Section, but no such waiver shall be effective unless evidenced by a writing signed by a duly authorized officer of the Company. In addition, the Committee may impose additional conditions on Awards, by inclusion of appropriate provisions in the document evidencing any such Award.



                                      11-A

         11. General Provisions.

         (a) Compliance with Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Stock or payment of other benefits under any Award until completion of such registration or qualification of such Stock or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Stock or other securities of the Company are listed or quoted, or compliance with any other obligation of the Company, as the Committee may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Stock or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations. The foregoing notwithstanding, in connection with a Change in Control, the Company shall take or cause to be taken no action, and shall undertake or permit to arise no legal or contractual obligation that results or would result in any postponement of the issuance or delivery of Stock or payment of benefits under any Award or the imposition of any other conditions on such issuance, delivery or payment, to the extent that such postponement or other condition would represent a greater burden on a Participant than theretofore existed.

         (b) Limits on Transferability; Beneficiaries. No Award or other right or interest of a Participant under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party (other than the Company or a subsidiary), or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than ISOs and SARs in tandem therewith) may be transferred to one or more transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Committee pursuant to the express terms of an Award document (subject to any terms and conditions which the Committee may impose thereon). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award document applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

         (c) Adjustments. In the event that any large, special and non-recurring dividend or other distribution (whether in the form of cash, Stock, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Stock such that an adjustment is determined by the Committee to be appropriate under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares of Stock which may be delivered in connection with Awards granted thereafter, (ii) the number and kind of shares of Stock by which annual per-person Award limitations are measured under Section 5, (iii) the number and kind of shares of Stock subject to or deliverable in respect of outstanding Awards and (iv) the exercise price, grant price or purchase price relating to any Award or, if deemed appropriate, the Committee may make provision for a cash payment to the holder of an outstanding Award. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards and performance goals) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence, as well as acquisitions and dispositions of businesses and assets) affecting the Company, any subsidiary or any business unit, or the financial statements of the Company or any subsidiary, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee's assessment of the business strategy of the Company, any subsidiary or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause Options, SARs, Performance Awards granted under Section 8(b) to Participants designated by the Committee as Covered Employees and intended to qualify as "performance-based compensation" under Code Section 162(m) and regulations thereunder to otherwise fail to qualify as "performance-based compensation" under Code Section 162(m) and regulations thereunder. No authority to make adjustments is conferred under the Plan to the extent that, solely due to such authority, an Award would be accounted for as a "variable" award under APB 25.

         (d) Taxes. The Company and any subsidiary is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the



                                      12-A

Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant's mandatory withholding obligations, either on a mandatory or elective basis in the discretion of the Committee; provided, however, that the number of shares withheld shall be rounded down if rounding up would result in withholding of a greater value than the mandatory tax withholding amount. No authority to withhold is conferred under the Plan to the extent that, solely due to such authority, an Award would be accounted for as a "variable" award under APB 25.

         (e) Changes to the Plan. The Board may amend, suspend, or terminate the Plan or the Committee's authority to grant Awards under the Plan without the consent of stockholders or Participants; provided, however, that, except in the case of adjustments authorized under Section 11(c); and provided further, that any amendment to the Plan shall be subject to the approval of the Company's stockholders not later than the annual meeting for which the record date is after the date of such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other amendments to the Plan to stockholders for approval; and provided further that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any outstanding Award. Anything in the Plan to the contrary notwithstanding, if any right under this Plan would cause a transaction to be ineligible for pooling of interest accounting that would, but for the right hereunder, be eligible for such accounting treatment, the Committee may modify or adjust the right so that pooling of interest accounting shall be available, including the substitution of Stock having a Fair Market Value equal to the cash otherwise payable hereunder for the right which caused the transaction to be ineligible for pooling of interest accounting.

         (f) Limitation on Rights Conferred under Plan. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a subsidiary, (ii) interfering in any way with the right of the Company or a subsidiary to terminate any Eligible Person's or Participant's employment or service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and employees, or (iv) conferring on a Participant any of the rights of a stockholder of the Company unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Award.

         (g) Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Stock pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Stock, other Awards or other property, or make other arrangements to meet the Company's obligations under the Plan. Such trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.

         (h) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable, including incentive arrangements and awards which do not qualify under Code Section 162(m) and including the granting of awards otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

         (i) Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash consideration, the Participant shall be repaid the amount of such cash consideration. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

         (j) Compliance with Code Section 162(m). It is the intent of the Company that Options and SARs granted to Covered Employees and other Awards designated as Awards to Covered Employees subject to Section 8 shall constitute qualified "performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder (including Proposed Regulation 1.162-27). Accordingly, the terms of Sections 8(b), (c), and (d), including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the


                                      13-A

Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of a Performance Award, as likely to be a Covered Employee at the time compensation may be received by the Participant in respect of such Award. If any provision of the Plan or any Award document relating to a Performance Award that is designated as intended to comply with Code Section 162(m) does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements, and no provision shall be deemed to confer upon the Committee or any other person discretion to increase the amount of compensation otherwise payable in connection with any such Award upon attainment of the applicable performance objectives.

         (k) Governing Law. The validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award document shall be determined in accordance with the laws of the Commonwealth of Pennsylvania and applicable federal law.

         (l) Other Company Benefit and Compensation Plans. Unless otherwise specifically determined by the Committee, compensation received by a Participant in connection with any Award shall not be deemed a part of the Participant's regular compensation for purposes of calculating payments or benefits from any benefit plan, severance program or severance pay law of any country.

         (m) Awards to Participants Outside the United States. The Committee may modify the terms of any Award under the Plan made to or held by a Participant who is then resident or primarily employed outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that such Award shall conform to laws, regulations, and customs of the country in which the Participant is then resident or primarily employed, or so that the value and other benefits of the Award to the Participant, as affected by foreign tax laws and other restrictions applicable as a result of the Participant's residence or employment abroad, shall be comparable to the value of such an Award to a Participant who is resident or primarily employed in the United States. An Award may be modified under this Section 11(m) in a manner that is inconsistent with the express terms of the Plan, so long as such modifications will not contravene any applicable law or regulation or result in actual liability under Exchange Act Section 16(b) for the Participant whose Award is modified.

         (n) Awards Granted Prior to Amendment and Restatement. Any compensatory award granted prior to the effectiveness of the Plan in 2000 shall be governed by the express terms of the agreement evidencing such award.

         (o) Effective Date, Stockholder Approval, and Plan Termination. The Effective Date of the amendment and restatement of the Plan shall be the date upon which the stockholders of the Company have approved the amended and restated Plan by the affirmative votes of the holders of a majority of the voting securities of the Company present, or represented, and entitled to vote on the subject matter at a duly held meeting of stockholders. Unless earlier terminated by action of the Board of Directors, the Plan will remain in effect until such time as it is terminated by the Board.


                                      14-A

                                                                      APPENDIX B

                               SEDONA CORPORATION
                          EMPLOYEE STOCK PURCHASE PLAN

                              Effective May 9, 2000

         The Plan provides eligible employees of Sedona Corporation (the "Corporation") and certain of its subsidiaries with opportunities to purchase shares of the Corporation's Common Stock, $0.001 par value per share (the "Common Stock"). The Plan is intended to benefit the Corporation by increasing the employees' interest in the Corporation's growth and success and encouraging employees to remain in the employ of the Corporation or its participating subsidiaries. The Plan is intended to constitute an "employee stock purchase plan" within the meaning of section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), and shall be so applied and interpreted.

         1. Shares Subject to the Plan. Subject to adjustment as provided herein, the aggregate number of shares of Common Stock that may be made available for purchase under the Plan is 1,000,000 shares. The shares purchased under the Plan may, in the discretion of the Board of Directors of the Corporation (the "Board"), be authorized but unissued shares of Common Stock, shares purchased on the open market, or shares from any other proper source.

         2. Administration. The Plan will be administered by the Board or by a committee appointed by the Board (the "Administrator"). The Administrator has authority to interpret the Plan, to make, amend and rescind all rules and regulations for the administration and operation of the Plan, and to make all other determinations necessary or desirable in administering and operating the Plan, all of which will be final and conclusive. No member of the Administrator shall be liable for any action or determination made in good faith with respect to the Plan.

         3. Eligibility. All employees of the Corporation, including directors who are employees, and all employees of any subsidiary of the Corporation (as defined in Code section 424(f)), now or hereafter existing, that is designated by the Administrator from time to time as a participating employer under the Plan (a "Designated Subsidiary"), are eligible to participate in the Plan, subject to such further eligibility requirements as may be specified by the Administrator consistent with Code section 423.

         4. Options to Purchase Common Stock.

         (a) Options ("Options") will be granted pursuant to the Plan to each eligible employee on the first day on which the National Association of Securities Dealers Automated Quotation ("Nasdaq") system is open for trading ("Trading Day") on or after January 1 of each year commencing on or after the Effective Date (as defined in Section 18), or such other date specified by the Administrator. Each Option will terminate on the last Trading Day of a period specified by the Administrator (each such period referred to herein as an "Option Period"). No Option Period shall be longer than 27 months in duration. Unless the Administrator determines otherwise, subsequent Option Periods of equal duration will follow consecutively thereafter, each commencing on the first Trading Day immediately after the expiration of the preceding Option Period.

         (b) An individual must be employed as an eligible employee by the Corporation or a Designated Subsidiary on the first Trading Day of an Option Period in order to be granted an Option for that Option Period. However, the Administrator may designate any subsequent Trading Day(s) (each such designated Trading Day referred to herein as an "Interim Trading Day") in an Option Period upon which Options will be granted to eligible employees who first commence employment with, or first become eligible employees of, the Corporation or a Designated Subsidiary after the first Trading Day of the Option Period. In such event, the Interim Trading Day shall constitute the first Trading Day of the Option Period for all Options granted on such day for all purposes under the Plan.


                                      1-B

         (c) Each Option represents a right to purchase on the last Trading Day of the Option Period or on one or more Trading Days within the Option Period designated by the Administrator (each such designated Trading Day and the last Trading Day of the Option Period, a "Purchase Date"), at the Purchase Price hereinafter provided for, whole shares of Common Stock up to such maximum number of shares specified by the Administrator on or before the first day of the Option Period. All eligible employees granted Options under the Plan for an Option Period shall have the same rights and privileges with respect to such Options. The purchase price of each share of Common Stock (the "Purchase Price") subject to an Option will be determined by the Administrator, in its discretion, on or before the beginning of the Option Period; provided, however, that the Purchase Price for an Option with respect to any Option Period shall never be less than the lesser of 85 percent of the Fair Market Value of the Common Stock on (i) the first Trading Day of the Option Period or (ii) the Purchase Date, and shall never be less than the par value of the Common Stock.

         (d) For purposes of the Plan, "Fair Market Value" on a Trading Day means the average of the high and low sale prices per share of Common Stock as reflected on the principal consolidated transaction reporting system for securities listed on any national securities exchange or other market quotation system on which the Common Stock may be principally listed or quoted or, if there are no transactions on a Trading Day, then such average for the preceding Trading Day upon which transactions occurred.

         (e) Notwithstanding any provision in this Plan to the contrary, no employee shall be granted an Option under this Plan if such employee, immediately after the Option would otherwise be granted, would own 5% or more of the total combined voting power or value of the stock of the Corporation or any subsidiary. For purposes of the preceding sentence, the attribution rules of Code section 424(d) will apply in determining the stock ownership of an employee, and all stock which the employee has a contractual right to purchase will be treated as stock owned by the employee.

         (f) Notwithstanding any provision in this Plan to the contrary, no employee may be granted an Option which permits his rights to purchase Common Stock under this Plan and all other stock purchase plans of the Corporation and its subsidiaries to accrue at a rate which exceeds $25,000 of the fair market value of such Common Stock (determined at the time such Option is granted) for each calendar year in which the Option is outstanding at any time, as required by Code section 423.

         5. Payroll Deductions and Cash Contributions.

         To facilitate payment of the Purchase Price of Options, the Administrator, in its discretion, may permit eligible employees to authorize payroll deductions to be made on each payday during the Option Period, and/or to contribute cash or cash-equivalents to the Corporation, up to a maximum amount determined by the Administrator. The Corporation will maintain bookkeeping accounts for all employees who authorize payroll deduction or make cash contributions. Interest will not be paid on any employee accounts, unless the Administrator determines otherwise. The Administrator shall establish rules and procedures, in its discretion, from time to time regarding elections to authorize payroll deductions, changes in such elections, timing and manner of cash contributions, and withdrawals from employee accounts. Amounts credited to employee accounts on the Purchase Date will be applied to the payment of the Purchase Price of outstanding Options pursuant to Section 6 below.

         6. Exercise of Options; Purchase of Common Stock. Options shall be exercised at the close of business on the Purchase Date. In accordance with rules established by the Administrator, the Purchase Price of Common Stock subject to an option shall be paid (i) from funds credited to an eligible employee's account, (ii) by a broker-assisted cashless exercise in accordance with Regulation T of the Board of Governors of the Federal Reserve System, or
(iii) by such other method as the Administrator shall determine from time to time. Options shall be exercised only to the extent the purchase price is paid with respect to whole shares of Common Stock. Any balance remaining in an employee's account on a Purchase Date after such purchase of Common Stock will be carried forward automatically into the employee's account for the next Purchase Date or Option Period, as applicable, unless the employee is not an eligible employee with respect to the next Purchase Date or Option Period, as applicable, in which case such amount will be promptly refunded.



                                      2-B

         7. Issuance of Certificates. As soon as practicable following each Purchase Date, certificates representing shares of Common Stock purchased under the Plan will be issued only in the name of the employee, in the name of the employee and another person of legal age as joint tenants with rights of survivorship, or (in the Administrator's sole discretion) in the street name of a brokerage firm, bank or other nominee holder designated by the employee or the Administrator.

         8. Rights on Retirement, Death, Termination of Employment, or Termination of Status as Eligible Employee. In the event of an employee's termination of employment or termination of status as an eligible employee prior to a Purchase Date (whether as a result of the employee's voluntary or involuntary termination, retirement, death or otherwise), any outstanding Option granted to him will immediately terminate, no further payroll deduction will be taken from any pay due and owing to the employee and the balance in the employee's account will be paid to the employee or, in the event of the employee's death, (a) to the executor or administrator of the employee's estate or (b) if no such executor or administrator has been appointed to the knowledge of the Administrator, to such other person(s) as the Administrator may, in its discretion, designate. If, prior to a Purchase Date, the Designated Subsidiary by which an employee is employed will cease to be a subsidiary of the Corporation, or if the employee is transferred to a subsidiary of the Corporation that is not a Designated Subsidiary, the employee will be deemed to have terminated employment for the purposes of this Plan.

         9. Optionees Not Stockholders. Neither the granting of an Option to an employee nor the deductions from his pay will constitute such employee a stockholder of the shares of Common Stock covered by an Option under this Plan until such shares have been purchased by and issued to him.

         10. Options Not Transferable. Options under this Plan are not transferable by a participating employee other than by will or the laws of descent and distribution, and are exercisable during the employee's lifetime only by the employee.

         11. Withholding of Taxes. To the extent that a participating employee realizes ordinary income in connection with the purchase, sale or other transfer of any shares of Common Stock purchased under the Plan or the crediting of interest to the employee's account, the Corporation may withhold amounts needed to cover such taxes from any payments otherwise due and owing to the participating employee or from shares that would otherwise be issued to the participating employee hereunder. Any participating employee who sells or otherwise transfers shares purchased under the Plan must, within 30 days of such sale or transfer, notify the Corporation in writing of the sale or transfer.

         12. Application of Funds. All funds received or held by the Corporation under the Plan may be used for any corporate purpose until applied to the purchase of Common Stock and/or refunded to participating employees and can be commingled with other general corporate funds. Participating employees' accounts will not be segregated.

         13. Effect of Changes in Capitalization.

         (a) Changes in Stock. If the number of outstanding shares of Common Stock is increased or decreased or the shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Corporation by reason of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend, or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Corporation occurring after the effective date of the Plan, the number and kind of shares that may be purchased under the Plan shall be adjusted proportionately and accordingly by the Corporation. In addition, the number and kind of shares for which Options are outstanding shall be similarly adjusted so that the proportionate interest, if any, of a participating employee immediately following such event shall, to the extent practicable, be the same as immediately prior to such event. Any such adjustment in outstanding Options shall not change the aggregate Purchase Price payable by a participating employee with respect to shares subject to such Options, but shall include a corresponding proportionate adjustment in the Purchase Price per share.



                                      3-B

         (b) Reorganization in Which the Corporation Is the Surviving Corporation. Subject to Subsection (c) of this Section 13, if the Corporation shall be the surviving corporation in any reorganization, merger or consolidation of the Corporation with one or more other corporations, all outstanding Options under the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to such Options would have been entitled immediately following such reorganization, merger or consolidation, with a corresponding proportionate adjustment of the Purchase Price per share so that the aggregate Purchase Price thereafter shall be the same as the aggregate Purchase Price of the shares subject to such Options immediately prior to such reorganization, merger or consolidation.

         (c) Reorganization in Which the Corporation Is Not the Surviving Corporation or Sale of Assets or Stock. Upon any dissolution or liquidation of the Corporation, or upon a merger, consolidation or reorganization of the Corporation with one or more other corporations in which the Corporation is not the surviving corporation, or upon a sale of all or substantially all of the assets of the Corporation to another corporation, or upon any transaction (including, without limitation, a merger or reorganization in which the Corporation is the surviving corporation) approved by the Board that results in any person or entity owning more than 50 percent of the combined voting power of all classes of stock of the Corporation, the Plan and all Options outstanding hereunder shall terminate, except to the extent provision is made in writing in connection with such transaction for the continuation of the Plan and/or the assumption of the Options theretofore granted, or for the substitution for such Options of new Options covering the stock of a successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and exercise prices, in which event the Plan and Options theretofore granted shall continue in the manner and under the terms so provided. In the event of any such termination of the Plan, the Option Period shall be deemed to have ended on the last Trading Day prior to such termination, and, unless the Administrator determines otherwise in its discretion, each participating employee shall have the ability to choose either to (i) have all monies then credited to such employee's account (including interest, to the extent any has accrued) returned to such participating employee or (ii) exercise his Options in accordance with Section 6 on such last Trading Day; provided, however, that if a participating employee does not exercise his right of choice, his Options shall be deemed to have been automatically exercised in accordance with Section 6 on such last Trading Day. The Administrator shall send written notice of an event that will result in such a termination to all participating employees not later than the time at which the Corporation gives notice thereof to its stockholders.

         (d) Adjustments. Adjustments under this Section 13 related to stock or securities of the Corporation shall be made by the Committee, whose determination in that respect shall be final, binding, and conclusive.

         (e) No Limitations on Corporation. The grant of an Option pursuant to the Plan shall not affect or limit in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

         14. Amendment of the Plan. The Board may at any time, and from time to time, amend this Plan in any respect, except that (a) if the approval of any such amendment by the stockholders of the Corporation is required by Code section 423, such amendment will not be effected without such approval, and (b) in no event may any amendment be made which would cause the Plan to fail to comply with Code section 423 unless expressly so provided by the Board.

         15. Insufficient Shares. In the event that the total number of shares of Common Stock specified in elections to be purchased under any Option plus the number of shares purchased under all Options previously granted under this Plan exceeds the maximum number of shares issuable under this Plan, the Administrator will allot the shares then available on a pro rata basis. Any funds then remaining in a participating employee's account after purchase of the employee's pro-rata number of shares will be refunded.

         16. Termination of the Plan. This Plan may be terminated at any time by the Board. Except as otherwise provided in Section 13(c) hereof, upon termination of this Plan all outstanding Options shall immediately terminate and amounts in the employees' accounts will be promptly refunded.


                                      4-B

         17. Governmental Regulations.

         (a) The Corporation's obligation to sell and deliver Common Stock under this Plan is subject to listing on a national stock exchange or quotation on Nasdaq and the approval of all governmental authorities required in connection with the authorization, issuance or sale of such stock.

         (b) The Plan will be governed by the laws of the State of Pennsylvania without regard to the conflict of laws principles thereof, except to the extent that such law is preempted by federal law.

         18. Effective Date. The Plan is effective as May 9, 2000 (the "Effective Date"), subject to the approval of the stockholders of the Corporation within 12 months of the effective date.



                                      5-B
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
                                                         SEDONA Corporation
                                       Proxy for Annual Meeting of Shareholders June 28, 2000

         The undersigned hereby appoints LAURENCE L. OSTERWISE and MICHAEL A. MULSHINE, or either of them acting in the absence of the other, with full power of substitution, the proxy or proxies of the undersigned to attend the Annual Meeting of Shareholders of
SEDONA Corporation, to be held on Wednesday, June 28, 2000, and at any adjournments thereof, to vote the shares of stock that the signer would be entitled to vote if personally present as indicated below and on the reverse side hereof and on any other matters brought before the meeting, all as set forth in the Proxy Statement of SEDONA Corporation, dated April 30, 2000, receipt of which is hereby acknowledged.

                                               Please date, sign, and return promptly.
                          This proxy is solicited on behalf of the Board of Directors of SEDONA Corporation

1.   ELECTION OF DIRECTORS: Nominees: Laurence L. Osterwise, R. Barry Borden, Marco A. Emrich, David S. Hirsch, Michael A. Mulshine,
     Jack A. Pellicci, James C. Sargent, Robert M. Shapiro and James T. Womble.
[ ]  FOR all nominees.   [ ]  WITHHOLD authority for all nominees.   [ ]  WITHHOLD authority for the following nominee(s) and vote
                                                                          FOR all other nominees.

------------------------------------------------------------------------------------------------------------------------------------

The Board of Directors recommends that you vote FOR all nominees.


2.  To approve the adoption of the 2000 Incentive Stock Option Plan.

    [ ]   FOR         [ ]   AGAINST          [ ]   ABSTAIN


3.  To approve the adoption of the Tax-Qualified Employee Stock Purchase Plan.

    [ ]   FOR         [ ]   AGAINST          [ ]   ABSTAIN

Your signature(s) on this form of proxy should be exactly as your name and/or names appear on this proxy. If the stock is held jointly, each holder should sign. If signing is by an attorney, executor, administrator, trustee, or guardian, please give full title.

Dated: _____________________________  2000


                                                                                            ----------------------------------------
                                                                                                            Signature


                                                                                            ----------------------------------------
                                                                                                            Signature



The shares represented by this proxy will be voted as directed by the shareholder. If no direction is given when the fully executed proxy is returned, such shares will be voted in accordance with the recommendations of the Board of Directors FOR all nominees.

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